Exhibit 4.2.4

Supplemental Agreement No. 28 (“SA-28”)

to

Purchase Agreement No. 2126

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

Relating to Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 22 day of  March of 2010, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called “Boeing”), and LAN Airlines S.A., a Chilean corporation (hereinafter called “Customer”);

WITNESSETH:

WHEREAS, the parties entered into that certain Purchase Agreement No. 2126, dated as of January 30, 1998 relating to the purchase and sale of Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F aircraft (hereinafter referred to as "Aircraft") which agreement, including all tables, exhibits, supplemental exhibits and specifications thereto, together with all letter agreements then or thereafter entered into that by their terms constitute part of such purchase agreement and as such purchase agreement may be amended or supplemented from time to time, is hereinafter called the "Purchase Agreement;"

WHEREAS, the parties have agreed to accelerate the delivery of ten (10) Model 787-8 aircraft, substitute four (4) aircraft from 787-916 to 787-816 and substitute three (3) 767-316ER to 767-316F freighter aircraft, and

WHEREAS, the parties have agreed upon the three (3) Boeing Model 767-316ER Aircraft being substituted to 767-316F Aircraft and have agreed to a deferral in the delivery of such Aircraft.

WHEREAS, Boeing and Customer have agreed to amend the Purchase Agreement to incorporate the above changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to amend the Purchase Agreement as follows:

1.           Substitute 767 Freighter Aircraft.  In accordance with Letter Agreement 6-1162-ILK-0383R1, paragraph 3 the two (2) 767-316ER 2012 Deferral Aircraft are substituted to 767-316F Aircraft leaving no 2012 Deferral Aircraft and in accordance with Letter Agreement 6-1162-KSW-6424, paragraph 3 one (1) 767-316ER Incremental Aircraft is substituted to a 767-316F Aircraft leaving one Incremental Aircraft remaining.  Letter Agreement 6-1162-KSW-6424, paragraphs 4 and 5 no longer apply to the Incremental Aircraft converted to a 767-316F aircraft.  The three (3) Aircraft substituted from 767-316ER Aircraft to 767-316F Aircraft are shown in the chart below (hereinafter the “Substitute 767 Freighter Aircraft”).

Manufacturer’s Serial Number	Previous Aircraft Minor Model	Revised Aircraft Minor Model	Original Contract Delivery	Revised Contract Delivery

40799	767-300ER	767-316F	Sep 2012	2nd Qtr 2013

40592	767-300ER	767-316F	Oct 2012	4th Qtr 2013

40593	767-300ER	767-316F	Nov 2012	1st Qtr 2014

2.           Boeing will notify Customer of the delivery month of each Substitute 767 Freighter Aircraft eighteen (18) months prior to the scheduled delivery month and a supplemental agreement will be executed within thirty (30) days making the changes to the Purchase Agreement reflecting the delivery month, the corresponding price (the current price escalated in accordance with the escalation factor) and the BFE on dock dates.  Boeing and Customer will work diligently and in good faith to sign the supplemental agreement in 30 days.
3.           Table of Contents.  The Table of Contents to the Purchase Agreement is revised and a revised Table of Contents dated January 2010 is attached hereto.

4.           Tables.

4.1           Aircraft Information Table 11, Aircraft Delivery, Description, Price and Advance Payments is revised to delete the Aircraft delivering in September 2012, October 2012 and November 2012.  The revised Table 11 dated January 2010 is attached hereto.

4.2           Aircraft Information Table 12, Aircraft Delivery, Description, Price and Advance Payments for the Substitute 767 Freighter Aircraft, attached hereto, is added to the Purchase Agreement.

5.           Exhibits.

Exhibit A-10, Aircraft Configuration relating to the Substitute 767 Freighter Aircraft, attached hereto, is added to the Purchase Agreement.

6.           Letter Agreements.

6.1           Letter Agreement 6-1162-ILK-0381R1 entitled “Special Matters Letter Applicable to the 2011 Accelerated Aircraft and the 2012 Deferral Aircraft is deleted and replaced by Letter Agreement 6-1162-ILK-0381R2 entitled “Special Matters Letter Applicable to the 2011 Accelerated Aircraft and the Substitute 767 Freighter Aircraft,” attached hereto.

6.2           Letter Agreement 6-1162-ILK-0384R2 entitled “16G Seats Requirements” does not apply to the Substitute 767 Freighter Aircraft.

6.3           Letter Agreement 6-1162-ILK-0388 entitled “Option Aircraft” is deleted.

6.4           Letter Agreement 6-1162-KSW-6456 entitled “Performance Guarantees Relating to the Substitute 767 Freighter Aircraft, attached hereto, is added to the Purchase Agreement.

7.           Amount Due at Signing.  [***].

8.           Confidentiality.

Boeing and Customer understand that the commercial and financial information contained in this Supplemental Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein.  In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Supplemental Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent.  In the event that a party concludes that disclosure of Confidential Information contained in this Supplemental Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible.  In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article.  Except as provided in the assignment provisions of Article 7 of the Special Matters Applicable to the Incremental Aircraft; 6-1162-KSW-6423; Article 21 of Letter Agreement 6-1162-LAJ-0895R6 entitled “Business Considerations”; Article 8 of Letter Agreement 6-1162-ILK-0381R2 entitled “Special Matters Letter Applicable to the 2011 Accelerated Aircraft and the Substitute 767 Freighter Aircraft”; and Article 9 of Letter Agreement 6-1162-ILK-0412 entitled “Special Matters Relating to Three Aircraft Originally Scheduled to Deliver in 2009”, Customer will not disclose this Supplemental Agreement for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

The Purchase Agreement shall be deemed amended to the extent herein provided and as amended shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		LAN AIRLINES S.A.

By:		By:
	Kathie S. Weibel		Mr. Roberto Alvo

Its	Attorney-In-Fact	Its:	Sr. Vice President Strategic Planning & Corporate Development

By:
Mr. Alejandro de la Fuente

		Its:	Chief Financial Officer

PURCHASE AGREEMENT NUMBER 2126

between

THE BOEING COMPANY

and

LAN Airlines  S.A.

Relating to Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F Aircraft

TABLE OF CONTENTS

		Supplemental
		Agreement
ARTICLES
1.	Quantity, Model and Description	24
2.	Delivery Schedule	24
3.	Price	24
4.	Payment	24
5.	Miscellaneous	24
6.	Confidentiality	24

TABLE
1.	Aircraft Information Table 767-300ER Aircraft – 1995$	1
2.	Aircraft Information Table 767-300F Aircraft – 1997$	1
3.	Aircraft Information Table 767-300F Aircraft – 1998$	8
4.	Aircraft Information Table 767-300F Aircraft – 1999$	11
5.	Aircraft Information Table 767-300F Aircraft – 2003$	18
6.	Aircraft Information Table 767-316ER Aircraft – 2003$	21
7.	Aircraft Information Table 767-300F Aircraft – 2004$	24
8.	Aircraft Information Table 767-316ER Aircraft – 2004$	22
9.	Aircraft Information Table 767-316ER Aircraft – 2005 $	22
10.	Aircraft Information Table 767-316ER Aircraft – 2006 $	25
11.	Aircraft Information Table 767-316ER Aircraft – 2008 $	28
12.	Aircraft Information Table 767-316F Aircraft – 2008$	28

EXHIBITS
A.	Aircraft Configuration
A-1	Aircraft Configuration	1
A-2	Aircraft Configuration	5
A-3	Aircraft Configuration	10
A-4	Aircraft Configuration 767-316F Aircraft – 2003$	15
A-5	Aircraft Configuration 767-316ER Aircraft – 2003$	17
A-6	Aircraft Configuration 767-316ER Aircraft – 2004$	22
A-7	Aircraft Configuration 767-316ER Aircraft – 2005$	22
A-8	Aircraft Configuration 767-316ER Aircraft – 2006$	23
A-9	Aircraft Configuration 767-316ER Aircraft – 2008$	24
A-10	Aircraft Configuration 767-316F Aircraft – 2008$	28
B.	Aircraft Delivery Requirements and Responsibilities	1

SUPPLEMENTAL EXHIBITS
BFE1.	BFE Variables	1
CS1.	Customer Support Variables	1
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity	1
EE1-1.	Engine Escalation/Engine Warranty and Patent Indemnity	5
EE1-2.	Engine Escalation/Engine Warranty and Patent Indemnity	13
EE1-2006$	Engine Escalation, Engine Warranty & Patent Indemnity	26
EE1-2008$	Engine Escalation, Engine Warranty & Patent Indemnity	26

SLP1.	Service Life Policy Components
AE1	Escalation adjustment - airframe and optional features	22
AE1 2008$	Escalation adjustment - airframe and optional features	24

LETTER AGREEMENTS

2126-1	Seller Purchased Equipment
2126-2R1	Cabin Systems Equipment	17
2126-3R4	Option Aircraft	13

RESTRICTED LETTER AGREEMENTS

6-1162-DMH-350	Performance Guarantees
6-1162-DMH-351	Promotion Support
6-1162-DMH-472	Performance Guarantees	1
6-1162-DMH-475	Configuration Matters	1
[***]	[***]	[***]
6-1162-LAJ-311	Special Matters Relating to the July 2001 and September 2001 Aircraft	11
6-1162-LAJ-956	Special Matters Relating to four 2006 Delivery Aircraft (February 4, 2005)
6-1162-LAJ-0895R6	Business Considerations	23
[***]	[***]	[***]
6-1162-ILK-0381 R2	Special Matters Letter Applicable to the 2011 Accelerated Aircraft and the Substitute 767 Freighter Aircraft	28
6-1162-ILK-0382	No longer applicable	26
6-1162-ILK-0383 R1	Aircraft Model Substitution Relating to the 2011 Accelerated Aircraft and the Substitute 767 Freighter Aircraft	26
6-1162-ILK-0384 R2	16G Seats	27
6-1162-ILK-0385 R2	Performance Guarantees Relating to the 2011 Accelerated Aircraft; the 2012 Accelerated Aircraft and the Incremental Aircraft	27
6-1162-ILK-0388	Option Aircraft -deleted	28 (Art 6.2)
6-1162-ILK-0412	Special Matters Relating to Three Aircraft Originally Scheduled to Deliver in 2009	25
[***]	[***]	[***]
6-1162-KSW-6423	Special Matters Letter Applicable to the Incremental Aircraft	27
6-1162-KSW-6424	Aircraft Model Substitution Relating to the Incremental Aircraft	27
	RESTRICTED LETTER AGREEMENTS
	(continued)

6-1162-KSW-6456	Performance Guarantees for Substitute 767 Freighter Aircraft	28

Airframe Model/MTOW:	767-300F	412000 pounds	Detail Specification:	D019T002LAN63F-1
Engine Model/Thrust:	CF6-80C2B6F	60200 pounds	Airframe Price Base Year/Escalation Formula:	Jul-08 ECI-MFG / CPI
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	Jul-08 GE CF6-80 & GE90 (99 rev.)
Optional Features:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:	(2Q09 Esc Fcst)
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	103.1
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	208.2
Buyer Furnished Equipment (BFE) Estimate:		[***]	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		[***]	Base Year Index (CPI):	129.930

Initial Payment/Aircraft at Proposal Accept:		[***]	Escalation is not fixed for these aircraft

		Escalation	Escalation		[***]	[***]
Delivery	Number of	Factor	Factor	Manufacturer	[***]	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)	(Engine)	Serial Number	[***]	[***]	[***]	[***]	[***]
[***]	1	1.0964	1.1360	40799	[***]	[***]	[***]	[***]	[***]
[***]	1	1.1066	1.1510	40592	[***]	[***]	[***]	[***]	[***]
[***]	1	1.1146	1.1610	40593	[***]	[***]	[***]	[***]	[***]
Total	3

[***]	[***]
[***]
[***]

6-1162-ILK-0381R2

LAN Airlines S.A.
Avenida Presidente Riesco 5711
Piso 19
Las Condes
Santiago, Chile

Subject:	Special Matters Letter Applicable to the 2011 Accelerated Aircraft and the Substitute 767 Freighter Aircraft

Reference:
Purchase Agreement No. 2126 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Model 767-316F, Model 767-38EF and Model 767-316ER aircraft (hereinafter referred to as "Aircraft")

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Definitions.

1.1      “STE” when used specifically in relation to any credit memorandum contained in this letter agreement shall mean that the relevant credit memorandum shall be escalated to the month of delivery in the same manner as the Airframe Price in accordance with the escalation formula reflected in Supplemental Exhibit AE1 2008$ to the Purchase Agreement entitled “Escalation adjustment - airframe and optional features”.

1.2      “Limitations on Use” when used in relation to any credit memorandum contained in this letter agreement shall mean that the applicable credit memorandum may be used for the purchase of Boeing goods and services or applied to the final delivery payment for the Aircraft for which the credit was issued, but that the relevant credit memorandum shall be prohibited from use for satisfaction of any Advance Payment obligation.

1.3      “2011 Accelerated Aircraft” shall mean either or both, as the case may be, of the two new Boeing Model 767-316ER Aircraft originally scheduled for delivery during the months of February and March of 2012, which contingent upon satisfaction of the terms of this letter agreement, are now scheduled for delivery in October and November of 2011, respectively.

1.4      “2012 Deferral Aircraft” shall mean the two (2) 767-300ER Aircraft scheduled for delivery in October and November 2012 that were substituted to 767-316F Aircraft.

1.5      [***].

1.6      “Incremental Aircraft” shall mean either or both, as the case may be, of the two new Boeing Model 767-316ER Aircraft scheduled for delivery during the months of September 2011 and September of 2012 to be purchased by Customer.  Supplemental Agreement 28 converts the September 2012 Incremental Aircraft into a Substitute 767 Freighter Aircraft.

1.7      [***].

1.8       “Table 11” shall mean the table entitled “Aircraft Information Table 11 to the Purchase Agreement”.

1.9      “Table 12” shall mean the table entitled “Aircraft Information Table 12 for the Substitute 767 Aircraft to the Purchase Agreement”.

1.10    “Substitute 767 Freighter Aircraft” shall mean the three (3) Boeing Model 767-316F Aircraft bearing serial numbers 40799, 40592, and 40593 now scheduled for delivery in 2nd Quarter 2013, 4th Quarter 2013, and 1st Quarter 2014, respectively.  Prior to substitution, these Aircraft were the two (2) 2012 Deferral Aircraft and one (1) Incremental Aircraft.

2.	Export License.

Customer understands and confirms that it is Customer’s responsibility to obtain any required Export License from the relevant U.S. authority.  Without accepting any liability for any failure to do so, Boeing will use reasonable endeavors to alert Customer to any regulatory changes of which Boeing becomes aware and which require Customer to obtain such Export License.

3.	Warranty Modification.

Notwithstanding paragraph 3.2 of Part 2 of Exhibit C to the AGTA, Boeing agrees that the warranty period for a Corrected Boeing Product resulting from a defect in material or workmanship is 6 months or the remainder of the initial warranty period, whichever is longer.

4.	Credit Memoranda for the 2011 Accelerated Aircraft and Substitute 767 Freighter Aircraft.

Subject to Customer’s adherence to the Limitations on Use, Boeing will provide the Customer with a credit memorandum concurrently with the delivery of each Aircraft, in description and amount which is identified in the credit memoranda table 4.1 for each of the 2011 Accelerated Aircraft and in credit memoranda table 4.2 for each of the Substitute 767 Freighter Aircraft:

Table 4.1 Credit Memoranda Table Exclusive to the 2011 Accelerated Aircraft

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

Table 4.2 Credit Memoranda Table Exclusive to the Substitute 767 Freighter Aircraft

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

4.2.3                 [***].

[***].

5.	[***].

5.1            [***]:

[***].
[***]	[***]

[***]	[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

* - [***].

✓ - [***].

# [***].

5.2            [***]. [***]

5.3            [***]:

(i)  [***]

(ii) [***].

5.4            [***].

6.	Special Considerations for the Substitute Aircraft.

6.1            If Customer elects to change the configuration of any 2011 Accelerated Aircraft from a 767-316ER Passenger Aircraft to a 767-316F Freighter Aircraft in accordance with the terms of Letter Agreement 6-1162-ILK-0383R1 entitled “Aircraft Model Substitution Relating to the 2011 Accelerated Aircraft (such Customer election creating a Substitute Aircraft), then the following provisions shall apply:

6.2            Aircraft Purchase Price.  The Airframe Base Price, Optional Features Prices, Engine Price and Aircraft Basic Price of a Substitute Aircraft shall be as set forth in Exhibit A to this Letter Agreement for the applicable Substitute Aircraft.

6.3            Economic Considerations. The credit memoranda applicable to any Substitute Aircraft will be revised as set forth in Exhibit B to this Letter Agreement.

6.4            Optional Features.  The Aircraft Basic Price for any Substitute Aircraft incorporates the selected Optional Features Prices set forth in Exhibit C to this Letter Agreement.

6.5            Advance Payments.  Customer may apply the terms of the following to its payment obligations arising from Customer’s purchase of any Substitute Aircraft:

6.5.1	Article 5 of this Letter Agreement; and

6.5.2	[***].

7.	Intentionally Deleted.

8.	Assignment.

Any assignment by Customer of any benefits, entitlements, or services described in this Letter Agreement requires Boeing's prior written consent.  Further, Customer will not reveal to any third party the amount of the credit memoranda provided to Customer by Boeing without Boeing’s prior written consent and subject to such circumstances as Boeing may reasonably require.

Boeing will not unreasonably withhold consent to Customer’s request to assign, as security, rights in the Purchase Agreement if done for purposes of obtaining financing or for such other purpose consistent with fulfilling its obligations under the Purchase Agreement.  Boeing’s consent will be conditioned on all parties accepting Boeing’s customary conditions for consenting to an assignment, including, but not limited to, the following: assignor and assignee indemnification of Boeing for any actions taken by an assignee under any assignment agreement; Boeing’s right to exercise the manufacturer’s option to assume Customer’s rights under the Purchase Agreement in the event of a default under an assignment agreement; and confidentiality.  A Party that is

i.            bound by a customary confidentiality agreement;

ii.           neither an airplane manufacturer nor an airline;  and

iii.	responding to a Customer request for proposals to provide financing of Aircraft pursuant to the Purchase Agreement, including pre-delivery payment financing shall be deemed a “Financing Party”.

Without Boeing’s consent, Customer may represent to any Financing Party that Boeing will provide to that Financing Party, concurrently with the delivery of each of the Aircraft to that Financing Party, a financier credit memorandum equal to

(a)  [***]

(b)  [***]

escalated to the month of delivery in the same manner as the Airframe Price as described in Supplemental Exhibit AE-1 and in conformance with terms and conditions of this Letter Agreement.  Insofar as such Financing Party is concerned, this Financier Credit Memorandum shall be in lieu of any other provision in the Letter Agreement. When the Customer identifies a Financing Party and the preliminary terms of an assignment under which pre-delivery payment financing or aircraft purchase financing could be provided, at Customer’s request, Boeing agrees to enter into discussions with the Customer to consider whether an additional credit memorandum can be assigned, with the goal of helping Customer obtain third-party financing.

Boeing will consent to any reasonable request by Customer to assign the Purchase Agreement to an affiliate provided that Boeing is provided with an adequate  guarantee of performance of all obligations under this Purchase Agreement and in a form reasonably satisfactory to Boeing.

Customer understands that Boeing is not required under any circumstances to consent to an assignment that would constitute a novation.

The foregoing provisions are intended to supplement, and not to supersede, the assignment provisions of the AGTA, which address delivery date and post-delivery assignments, merger-type assignments, and other matters.

9.	16G Seat Requirement Credit Memorandum.

In the event that Customer notifies Boeing of a selection of record option 2525C826G85 (for Boeing certification of the business class, economy class and attendant seats to Federal Aviation Administration (FAA) Regulation Information Number 2120-AC84 entitled “Improved Seats in Air Carrier Transport Category Airplanes” (the 16G Requirement) in lieu of existing 9G capability) (such record option, including successor record options which supersede the identified record option, are herein referred to as the 16G Record Option), [***]:

[***]	[***]
[***]	[***]
[***]	[***]

Boeing acknowledges that Customer has provided a waiver for the 2011 Aircraft and does not have to comply with the 16G requirement for said Aircraft.

10.	Deferral of Payment Due at Signing of Supplemental Agreement 24 (SA-24). (This section is no longer applicable.)

11.	[***].

12.	Confidentiality.

Boeing and Customer understand that the commercial and financial information contained in this Letter Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein.  In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Letter Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent.  In the event that a party concludes that disclosure of Confidential Information contained in this Letter Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible.  In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article.  Except as provided in the assignment provisions of Article 7 of Letter Agreement 6-1162-KSW-6423, Special Matters Applicable to the Incremental Aircraft; Article 21 of Letter Agreement 6-1162-LAJ-0895, as amended, entitled “Business Considerations”; Article 8 herein and Article 9 of Letter Agreement 6-1162-ILK-0412 entitled “Special Matters Relating to Three Aircraft Originally Scheduled to Deliver in 2009”, Customer will not disclose this Letter Agreement for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

The Purchase Agreement shall be deemed amended to the extent herein provided and as amended shall continue in full force and effect.

Very truly yours,

THE BOEING COMPANY

By:
Kathie S. Weibel

Its:	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance, agreement and approval.

ACCEPTED AND AGREED TO this 22 day of March 2010.

LAN AIRLINES S.A.

By:
Mr. Roberto Alvo

Its:	Sr. Vice President Strategic Planning
& Corporate Development

By:
Mr. Alejandro de la Fuente
Its:	Chief Financial Officer

Airframe Model/MTOW:	767-300F	412000 pounds	Detail Specification:	D019T002LAN63F-1
Engine Model/Thrust:	CF6-80C2B6F	60200 pounds	Airframe Price Base Year/Escalation Formula:	Jul-08 ECI-MFG / CPI
Airframe Price:		***	Engine Price Base Year/Escalation Formula:	Jul-08 GE CF6-80 & GE90 (99 rev.)
Optional Features:		***
Sub-Total of Airframe and Features:		***	Airframe Escalation Data:	(4Q08 Esc Fcst)
Engine Price (Per Aircraft):		***	Base Year Index (ECI):	103.1
Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (CPI):	208.2
Buyer Furnished Equipment (BFE) Estimate:		***0	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		***	Base Year Index (CPI):	129.930

Initial Payment/Aircraft at Proposal Accept:		***	Escalation is not fixed for these aircraft

		Escalation	Escalation		Escalation Estimage	***
Delivery	Number of	Factor	Factor	Manufacturer	Adv Payment Base	***	***	***	***
Date	Aircraft	(Airframe)	(Engine)	Serial Number	Price Per A/P	***	***	***	***
Oct-2011	1	1.0622	1.0900	40590	$171,309,000	***	***	***	***
Nov-2011	1	1.0633	1.0930	40591	$171,529,000	***	***	***	***
Total	2

***

***	***

***	***

***	***

***	***

0110-000035	MAJOR MODEL 767 AIRPLANE	[***]
0110-000038	MINOR MODEL 767-300F FREIGHTER AIRPLANE	[***]
0110-000094	MODEL 767-300 GENERAL MARKET FREIGHTER AIRPLANE	[***]
0220-000040	FAA TYPE CERTIFICATION	[***]
0220-000136	15 KNOT MAXIMUM TAKEOFF AND LANDING TAILWIND COMPONENT CERTIFICATION	[***]
0221-000002	DISPATCH WITH GEAR EXTENDED FOR REVENUE FLIGHT	[***]
0221A251A19	ENGINE INOPERATIVE TEN-MINUTE TAKEOFF THRUST OPERATION - CF6-80C2B6F THRUST RATING	[***]
0228-000032	OPERATIONS MANUAL IN FAA FORMAT	[***]
0229A141A41	PERFORMANCE - CERTIFICATION FOR OPERATION AT AIRPORT ALTITUDES OF 9500 FEET AND BELOW	[***]
0252-000014	ENVIRONMENTAL CONTROL SYSTEM - TEMPERATURE INDICATIONS IN DEGREES CELSIUS	[***]
0252-000017	INSTRUMENTATION WITH METRIC UNITS - MODEL 767	[***]
0351A114C45	TAKEOFF PERFORMANCE IMPROVEMENT - ALTERNATE FORWARD CENTER OF GRAVITY LIMITS	[***]
0360B604F64	MISCELLANEOUS WEIGHT COLLECTOR	[***]
1110B657K77	MP - EXTERIOR COLOR SCHEME AND MARKINGS - REVISION - LAN 767-316F	[***]
1110B657P08	MP - EXTERIOR COLOR SCHEME AND MARKINGS - REVISION - LAN 767-316F	[***]
1110C262A21	EXTERIOR COLOR SCHEME AND MARKINGS - LAN 767-316F	[***]
1130-000344	BOEING STANDARD MARKINGS - MAIN DECK CARGO COMPARTMENT	[***]
1130A931A06	IATA STANDARD MARKINGS - LOWER LOBE CARGO COMPARTMENT	[***]
2145-000004	BULK CARGO AREA HEATING AND VENTILATING FOR ANIMAL CARRIAGE	[***]
2210-000030	AUTOFLIGHT - THREE DIGIT MACH NUMBER ON MODE CONTROL PANEL	[***]
2210-000031	AUTOFLIGHT - AUTOMATIC AUTOPILOT CHANNEL SELECTION IN APPROACH MODE	[***]
2210-000037	AUTOFLIGHT - BANK ANGLE HOLD AT AUTOPILOT COMMAND ENGAGE	[***]
2210-000039	AUTOFLIGHT - FULL TIME FLIGHT DIRECTOR	[***]
2210-000151	AUTOFLIGHT - ENABLE GLIDE SLOPE CAPTURE PRIOR TO LOCALIZER CAPTURE	[***]
2210-000311	AUTOFLIGHT - FLIGHT CONTROL COMPUTER (FCC) WITHOUT ONBOARD SOFTWARE LOADING CAPABILITY	[***]
2210A064A02	AUTOFLIGHT - ALTITUDE ALERT - 300/900 FEET	[***]
2210A811A40	AUTOFLIGHT-REV-INHIBIT ILO ENABLE	[***]
2210B403A07	MODE CONTROL PANEL WITH BACKCOURSE SWITCH	[***]
2230-000127	AUTOTHROTTLE - SELECTION OF CLIMB DERATES	[***]
2230-000133	AUTOTHROTTLE - FIXED PERCENTAGE DERATE LEVELS OF 10% AND 20%	[***]
2230-000135	AUTOTHROTTLE - CLIMB DERATE WASHOUT SCHEDULE - 10,000 TO 12,000 FEET	[***]
2311-000122	HF COMMUNICATIONS - DUAL GABLES HF CONTROL PANEL WITH SENSITIVITY CONTROL - P/N G7401-03 - BFE/SPE	[***]
2311A213A84	HF COMMUNICATIONS - DUAL ROCKWELL HF TRANSCEIVERS - P/N 822-0330-001 AND DIGITAL HF COUPLERS - P/N 822-0987-003 - BFE/SPE	[***]
2311B800D30	MP - HIGH FREQUENCY (HF) COMMUNCIATIONS - ACTIVATION - DUAL ARINC 753 DATA LINK	[***]
2311B800D40	MP - HF COMMUNICATIONS - REPLACEMENT - DUAL GABLES HF CONTROL PANELS - P/N G7401-16 IN LIEU OF P/N G7401-03 - SPE	[***]
2311B800D41	MP - HF COMMUNICATIONS - REPLACEMENT - DUAL ROCKWELL HF TRANSCEIVERS AND COUPLERS - 822-0990-004 AND 822-0987-004 IN LIEU OF 822-0330-001 AND 822-0987-003 - SPE	[***]

2311C351C28	MP - HF COMMUNICATIONS - REVISIONS - PARTIAL PROVISIONS FOR DUAL ARINC 753 HF DATALINK	[***]
2312-000432	VHF COMMUNICATIONS - TRIPLE GABLES VHF TUNING PANELS (DUAL KNOB) - P/N G7400-27 - BFE/SPE	[***]
2312-000703	VHF COMMUNICATIONS - ACTIVATION OF 8.33 KHZ CHANNEL SPACING	[***]
2312-000786	VHF COMMUNICATIONS - TRIPLE ROCKWELL ARINC 716/750 VHF-900B FM IMMUNE TRANSCEIVERS WITH 8.33 KHZ CHANNEL SPACING AND CMC INTERFACE CAPABILITY - P/N 822-1047-003 - BFE/SPE	[***]
2312B800D42	MP - VHF COMMUNICATIONS SYSTESM - REPLACEMENT - GABLES CONTROL PLANEL - G7400-227 IN LIEU OF G7400-27 - SPE	[***]
2312B800D44	MP - VHF COMMUNICATIONS - REPLACEMENT - ROCKWELL VHF TRANSCEIVERS - 822-1250-002 IN LIEU OF 822-1047-003 - SPE	[***]
2315A213A67	SATCOM - PARTIAL PROVISIONS FOR SATCOM SYSTEM AND TOP MOUNTED HIGH GAIN ANTENNA SYSTEM - MODEL 767	[***]
2315B800C72	SATCOM - HF/SATCOM SELECT PANEL - INSTALLATION - FLIGHT DECK	[***]
2321B401A04	SELCAL - AVTECH FIVE CHANNEL DECODER - P/N NA138-714C - BFE/SPE	[***]
2322-000250	ACARS - PARTIAL PROVISIONS FOR SINGLE ARINC 724B ACARS	[***]
2322B800D45	MP - ACARS - REVISION - ROCKWELL COLLINS ARINC 758 CMU (LEVEL AOA/VDL MODE 2 OPERATION) - SPE	[***]
2322B800D46	MP - ACARS - INSTALLATION - ROCKWELL MULTIPURPOSE INTERACTIVE DISPLAY UNIT (MIDU) IN LIEU OF TELEDYNE INTERACTIVE DISPLAY UNIT (IDU) - SPE	[***]
2324B800D31	MP - EMERGENCY LOCATOR TRANSMITTER (ELT) - ELTA 3-FREQUENCY AUTOMATIC - FIXED - P/N 95N6088 - SPE	[***]
2340B800C73	CREW COMMUNICATION - PILOTS' CALL PANEL - SELCAL AND CARGO LOADING/GROUND CALL - 767 FREIGHTER	[***]
2350B800C71	AUDIO INTEGRATING - AUDIO SELECTOR PANELS - FLIGHT DECK	[***]
2351-000042	CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - STANDARD THREE POSITION	[***]
2351A138C64	HAND HELD MICROPHONE - CAPTAIN, FIRST OFFICER AND FIRST OBSERVER -TELEPHONICS - P/N 107C800-22 - BFE/SPE	[***]
2351A213A33	AUDIO INTEGRATION - INSTALLATION - TWO-PLUG AUDIO JACKS IN THE FLIGHT DECK	[***]
2351A213B77	BOOM MICROPHONE HEADSETS - CAPTAIN AND FIRST OFFICER - TELEX AIRMAN 750 - P/N 64300-200 - BFE/SPE	[***]
2351A213B80	HEADPHONE - FIRST OBSERVER - TELEX - P/N 64400-200 - BFE/SPE	[***]
2371-000009	NO MONITOR JACK IN THE WHEEL WELL	[***]
2371-000017	SOLID STATE VOICE RECORDER ED56A AND SOLID STATE MICROPHONE/MONITOR ED56A - ALLIEDSIGNAL - 2 HOUR RECORDING TIME - P/N 980-6022-001 AND P/N 980-6116-002 - BFE/SPE	[***]
2433-000021	STANDBY POWER - EXTENDED TIME CAPABILITY - BATTERY PARALELLING	[***]
2511-000022	MANUALLY OPERATED SEATS - CAPTAIN AND FIRST OFFICER	[***]
2513-000405	SUNVISOR INSTALLATION - NUMBER 1 AND 2 WINDOWS - FLIGHT DECK - SFE	[***]
2527-000732	CONVERSION OPTION - GALLEY/ENTRY AND LAVATORY MAT INSTALLATION - TARAFLEX - 767 FREIGHTER	[***]
2530B604F65	GALLEY INSERT PART NUMBERS - BFE/SPE	[***]

2550-000157	DELIVERY CONFIGURATION - MAIN DECK - TRANSVERSE TYPE A (88" X 125 ") PALLETS	[***]
2550-000162	ALTERNATE CARGO COMPARTMENT ARRANGEMENT - MAIN DECK - SIDE BY SIDE CONTOURED 88" X 125" TYPE A PALLETS	[***]
2550-000261	CONVERSION OPTION - FIRST PALLET POSITION FOR ACCESS TO LIVE ANIMAL CARRIAGE OR HAZARDOUS MATERIAL CARRIAGE - 767 FREIGHTER	[***]
2550-000263	CONVERSION OPTION - ALTERNATE CARGO COMPARTMENT ARRANGEMENT - MAIN DECK - ADDITIONAL 96" X 196" PALLETS - FREIGHTER	[***]
2553-000044	HARDWARE FOR CARRIAGE OF 88 X 125 AND 96 X 125 INCH PALLETS AND STANDARD CONTAINERS IN THE FORWARD CARGO COMPARTMENT	[***]
2555-000053	CONVERSION OPTION - INSTALLATION OF ADDITIONAL NET AFT OF THE AFT CARGO DOOR	[***]
2560-000177	HALON FIRE EXTINGUISHER - FLIGHT DECK - WALTER KIDDE	[***]
2560A141A86	CREW LIFE VESTS - FLIGHT DECK - SWITLIK - P/N S-31850-6300-AAR001 - BFE/SPE	[***]
2560B599A35	PROTECTIVE BREATHING EQUIPMENT - FLIGHT DECK - B/E AEROSPACE - BFE/SPE	[***]
2560C635A43	MP - EMERGENCY EQUIPMENT - REVISION - FLIGHT DECK - LIFE VESTS - HOOVER IN LIEU OF SWITLIK - SPE	[***]
2562A115D57	EMERGENCY LOCATOR TRANSMITTER (RESCU 406) - INSTALLATION - BFE/SPE	[***]
2564-000215	CONVERSION OPTION - FIRST AID KIT - UPS - BFE/SPE	[***]
2610-000025	KIDDE FIRE DETECTION SYSTEM - GE CF6-80C2 ENGINES AND APU	[***]
2618-000009	SINGLE LOOP DUCT LEAK DETECTION SYSTEM - 3 ZONE	[***]
2622-000002	FIRE BOTTLE COMMONALITY - CF6-80C2 ENGINES AND APU	[***]
2732-000001	STALL WARNING COMPUTER SPEED TAPE ACTIVATION - INHIBIT DISPLAY OF MINIMUM MANEUVER SPEED ON TAKEOFF	[***]
2844-000005	FUEL MEASURING STICKS IN KILOGRAMS WITH CONVERSION TABLES IN KILOGRAMS	[***]
2911-000003	AC MOTOR-DRIVEN HYDRAULIC PUMPS - VICKERS (P/N S270T201-7)	[***]
2911-000038	ENGINE-DRIVEN HYDRAULIC PUMPS - VICKERS INC. (60B00200-12)	[***]
3042-000003	WINDSHIELD WIPERS - TWO SPEED - SINGLE SWITCH	[***]
3080-000006	MANUAL ANTI-ICING SYSTEM - NO ICE DETECTION	[***]
3120-000011	ELECTRONIC CLOCKS - WITHOUT TENTHS OF MINUTE DISPLAY - MAIN INSTRUMENT PANEL	[***]
3131-000143	ACCELEROMETER - Honeywell P/N 971-4193-001 - BFE/SPE	[***]
3131-000187	DIGITAL FLIGHT DATA RECORDER - ALLIEDSIGNAL - 256 WORDS PER SECOND MAXIMUM DATA RATE - P/N 980-4700-042 BFE/SPE	[***]
3131-000435	INTEGRATED DISPLAY UNIT (IDU) INSTALLATION - BFE/SPE - TELEDYNE P/N 2229346-7	[***]
3131A218A57	DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) WITH ACMS CAPABILITY AND INTERGRATED PCMCIA MEDIA INTERFACE-TELEDYNE CONTROLS-P/N 2233000-816-1 -BFE/SPE	[***]
3131B800C90	DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) WITH ACMS CAPABILITY AND INTERGRATED PCMCIA MEDIA INTERFACE-TELEDYNE CONTROLS-P/N 2233000-816-1 -BFE/SPE	[***]
3131B800D34	MP - FLIGHT DATA RECORDER SYSTEM - REPLACEMENT - DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) - TELEDYNE CONTROLS - SPE	[***]
3132-000105	PORTABLE DATA LOADER/RECORDER CONNECTOR IN FLIGHT DECK - ARINC 615 - SFE	[***]
3132-000117	DATA LOADER SELECTOR SWITCH MODULE - 20 POSITION 3 WAY - SFE	[***]

3132B800D35	MP - DATA AND RECORDER SYSTEMS - REVISION - ARINC 615 DATA LOADER IN ADDITION TO PORTABLE DATA LOADER CONNECTOR - SPE	[***]
3133-000057	FULL FORMAT PRINTER - MILTOPE - ARINC 744 - P/N 706300-212 - BFE/SPE	[***]
3133-000126	ARINC 744 PRINTER PROVISIONS IN AN AISLESTAND EXTENSION IN THE FLIGHT DECK	[***]
3151-000042	FIREBELL AURAL WARNING - 1 SECOND ON, 9 SECONDS OFF	[***]
3151-000046	AUTOPILOT DISCONNECT - AURAL WARNING SIREN - AURAL WARNING AND MASTER WARNING LIGHT INHIBITED WHEN AUTOPILOT DISCONNECT SWITCH IS DOUBLE PRESSED QUICKLY	[***]
3151A065A47	RESETTABLE OVERSPEED AURAL WARNING - SIREN	[***]
3161-000135	HYDRAULIC PRESSURE ON EICAS STATUS PAGES	[***]
3161-000137	APU RPM ON EICAS STATUS PAGES	[***]
3161-000139	APU OIL QUANTITY LEVEL ON EICAS	[***]
3161-000141	ADDITIONAL ENVIRONMENTAL CONTROL SYSTEM (ECS) PARAMETERS - DISPLAY ON EICAS MAINTENANCE PAGE	[***]
3161-000144	GENERATOR OFF AND ENGINE OIL PRESSURE - EICAS ADVISORY LEVEL MESSAGES	[***]
3161-000147	ECS PRECOOLER OUTLET TEMPERATURE - (PW AND GE ENGINES) - DISPLAY ON EICAS	[***]
3161-000152	BULK CARGO COMPARTMENT TEMPERATURE - DISPLAY ON EICAS	[***]
3161-000154	RAM AIR OUTLET DOOR POSITION - DISPLAY ON EICAS	[***]
3161-000189	ENGINE FUEL FLOW - FULL TIME DISPLAY - LOWER EICAS DISPLAY	[***]
3162-000016	FLIGHT MODE ANNUNCIATION AT TOP OF ADI	[***]
3162-000021	AIRSPEED TAPE - ROLLING DIGITS AND TREND VECTOR - ADI	[***]
3162-000022	FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT AXIS - ADI	[***]
3162-000026	DISPLAY OF ROUND DIAL AND DIGITAL RADIO ALTITUDE - ADI	[***]
3162-000030	RISING RUNWAY - DISPLAYED ON THE ADI	[***]
3162-000034	RADIO ALTITUDE HEIGHT ALERT DISPLAY - 2500 FEET - ADI	[***]
3162-000054	ILS DEVIATION WARNING - ADI	[***]
3162-000059	MAP MODE ORIENTATION - TRACK UP - NAVIGATION DISPLAY	[***]
3162-000066	TRUE AIRSPEED AND GROUND SPEED - NAVIGATION DISPLAY	[***]
3162-000070	WIND BEARING DIGITAL DISPLAY - NAVIGATION DISPLAY	[***]
3221-000011	TORQUE ARM QUICK DISCONNECT - NOSE LANDING GEAR	[***]
3242A114B69	ANTISKID/AUTOBRAKE CONTROL UNIT (AACU) P/N 42-767-2 (S283T001-27) - INSTALLATION	[***]
3244-000022	PARKING BRAKE REPEATER LIGHT - SINGLE LIGHT - NOSE LANDING GEAR AREA - LIGHT VISIBLE TO GROUND CREW	[***]
3245-000230	WHEELS AND TIRES - NOSE LANDING GEAR - WHEELS - ALLIEDSIGNAL - INSTALLATION WITH SFE 24 PR, 235 MPH TIRES	[***]
3245A298A12	BRAKES - CARBON - MESSIER-BUGATTI	[***]
3245A438A27	OPERATIONAL TIRE SPEED LIMITS - 235MPH	[***]
3245A438A28	WHEELS AND TIRES - MAIN LANDING GEAR - HIGH GROSS WEIGHT WHEELS - MESSIER-BUGATTI - INSTALLATION WITH SFE 32 PR, 235 MPH TIRES.	[***]
3246-000005	BRAKE TEMPERATURE MONITORING SYSTEM	[***]
3342-000009	TAXI LIGHTS - NOSE GEAR MOUNTED - SPACE PROVISIONS	[***]
3413-000027	MACH/AIRSPEED INDICATOR - TWO KNOT GRADUATIONS BELOW 250 KNOTS	[***]
3421-000042	FAA MACH/AIRSPEED LIMITS AND OVERSPEED ALERTING	[***]
3423-000006	STANDBY MAGNETIC COMPASS COMPENSATION FOR ELECTRICAL CIRCUITS (+/- 5 DEGREES)	[***]
3430-000187	ILS/GPS MULTI-MODE RECEIVER (MMR) - ROCKWELL - P/N 822-1152-002 - BFE/SPE	[***]

3433-000032	RADIO ALTIMETER (RA) - ROCKWELL INTERNATIONAL CORP - P/N 822-0334-002 - BFE/SPE	[***]
3443-000050	DUAL WEATHER RADAR CONTROL PANEL - ROCKWELL P/N 622-5130-114 - BFE/SPE	[***]
3443A065A34	DUAL WEATHER RADAR SYSTEM - WITH PREDICTIVE WINDSHEAR - ROCKWELL TRANSCEIVER P/N 622-5132-633 - BFE/SPE	[***]
3443A141A90	WEATHER RADAR INDICATOR ON FORWARD ELECTRONICS PANEL - ROCKWELL COLLINS - BFE/SPE	[***]
3445A065A86	TCAS SYSTEM - ROCKWELL COLLINS TCAS COMPUTER P/N 822-1293-002 - TCAS CHANGE 7 COMPLIANT - BFE/SPE	[***]
3446-000045	STANDARD VOLUME FOR ALTITUDE CALLOUTS	[***]
3446-000048	ENHANCED GROUND PROXIMITY WARNING SYSTEM (EGPWS) - BANK ANGLE CALLOUT ENABLE	[***]
3446-000050	500 SMART CALLOUT	[***]
3446-000088	GROUND PROXIMITY WARNING SYSTEM ALTITUDE CALLOUTS - 2500, 1000, 50, 40, 30, 20, 10, APPROACHING DECISION HEIGHT, MINIMUMS	[***]
3446B800A01	MP - GROUND PROXIMTY WARNING SYSTEM (GPWS) - REVISION - 500 SMART CALL OUT - INHIBITED IN LIEU OF ENABLED	[***]
3446C351C29	MP - ENHANCED GROUND PROXIMITY WARNING SYSTEM (EGPWS) - ACTIVATION - PEAKS AND OBSTACLES FEATURE	[***]
3451-000022	VOR/MARKER BEACON - ROCKWELL RECEIVER P/N 822-0297-001 - BFE/SPE	[***]
3453B866A16	ATC SYSTEM - ROCKWELL COLLINS ATC TRANSPONDER P/N 822-1338-003 - ELS/EHS/ES AND TCAS CHANGE 7 COMPLIANT - GABLES CONTROL PANEL P/N G6992-12 - BFE/SPE	[***]
3455-000019	DISTANCE MEASURING EQUIPMENT (DME) - ROCKWELL INTERROGATOR P/N 822-0329-001 - BFE/SPE	[***]
3457-000212	AUTOMATIC DIRECTION FINDER (ADF) - DUAL SYSTEM - ROCKWELL ADF-900 SERIES - ADF RECEIVER P/N 822-0299-001; ADF ANTENNA P/N 822-5404-001 - BFE/SPE	[***]
3457-000219	AUTOMATIC DIRECTION FINDER (ADF) - DUAL SYSTEM - ROCKWELL ADF-900/700 SERIES - ADF RECEIVER P/N 822-0299-001 - ADF ANTENNA P/N 622-5404-003 - BFE/SPE	[***]
3457-000289	DUAL ADF CONTROL PANEL - BOEING - 285T0557-2 - WITHOUT BFO OR TONE SWITCH - SFE	[***]
3461A114D05	MP - FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - REVISION - RUNWAY DISTANCE AND OFFSET POSITION SHIFT IN UNITS OF FEET	[***]
3461A138D87	FMCS-INSTALL-ACC DL-FANS FEATUREACTIVATION	[***]
3461A138D88	FMCS-INSTALL-PRINTER INTERFACE FANSFEATURE ACTIVATION	[***]
3461A425A03	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - OFFPATH DESCENT CIRCLES AND DISTANCE MEASURING EQUIPMENT RANGE RINGS DISPLAYED	[***]
3461A425A04	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - SCANNING DME OPERATIONS - ENABLE	[***]
3461A425A06	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - RUNWAY DISTANCE AND OFFSET POSITION SHIFT IN UNITS OF METERS	[***]
3461A425A10	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DATABASE - CUSTOMER SUPPLIED	[***]
3461B053A05	FLT MGMT CPU SYS (FMCS) REV AIR TRAFFIC SERV DATA LINK	[***]
3461C351C30	MP - FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - REVISION - TAKEOFF DATA LINK - ENABLE IN LIEU OF INHIBIT	[***]

3461C351C31	MP - FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - INSTALLATION - AIRLINE MODIFIABLE INFORMATION (AMI) - CUSTOMER SUPPLIED	[***]
3511B899B43	CREW OXYGEN MASKS - DILUTER DEMAND REGULATORS WITH SEPARATE SMOKE GOGGLES - CAPTAIN AND FIRST OFFICER - EROS - BFE/SPE	[***]
3511B899B44	CREW OXYGEN MASKS - DILUTER DEMAND TYPE REGULATORS WITH SEPARATE SMOKE GOGGLES - FIRST OBSERVER - EROS - BFE/SPE	[***]
3611-000006	ALLIEDSIGNAL INC. - INTERMEDIATE PRESSURE (IP) CHECK VALVES - GE\P&W ENGINES	[***]
4970-000045	APU HOURMETER - FLIGHT DECK	[***]
7200-000382	STANDARD FAN SPINNER - GE ENGINES	[***]
7200-000412	GE PROPULSION SYSTEM	[***]
7200-000459	GENERAL ELECTRIC ENGINES - CF6-80C2-B6F - B6F RATING - WITH FADEC	[***]
7200A114C90	ENG REPLACE GE ENG CF6-80C2-B6FSTAGE 1 HTP COATED BLADES	[***]
7830-000012	MANUAL OPENING OF THRUST REVERSER ASSEMBLIES - GE CF6-80C2 ENGINES	[***]
7900-000117	LUBRICATING OIL - BP TURBO OIL 2380	[***]
8011-000006	HAMILTON STANDARD STARTERS AND STARTER VALVES - GE ENGINES	[***]
MISC FO	FOLLOW ON EXH A VR259	[***]
MISC/FAA4	FLAME PROPAGATION - INSULATION BLANKETS	[***]
[***]
OPTIONS: 171	TOTAL:	[***]

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

Exhibit A-10 to Purchase Agreement Number 2126

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 767-316F AIRCRAFT

THE LAN AIRCRAFT

The Detail Specification will be D019-T002LAN63F-2 which will be comprised of Boeing Configuration Specification D019T002, Revision I dated December 12, 2008 revised to incorporate the Options listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW).  These Options are the same Options listed in Letter Agreement 6-1162-KSW-6423 Exhibit C.  As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options.  The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

0110-000035	MAJOR MODEL 767 AIRPLANE	[***]
0110-000038	MINOR MODEL 767-300F FREIGHTER AIRPLANE	[***]
0110-000094	MODEL 767-300 GENERAL MARKET FREIGHTER AIRPLANE	[***]
0220-000040	FAA TYPE CERTIFICATION	[***]
0220-000136	15 KNOT MAXIMUM TAKEOFF AND LANDING TAILWIND COMPONENT CERTIFICATION	[***]
0221-000002	DISPATCH WITH GEAR EXTENDED FOR REVENUE FLIGHT	[***]
0221A251A19	ENGINE INOPERATIVE TEN-MINUTE TAKEOFF THRUST OPERATION - CF6-80C2B6F THRUST RATING	[***]
0228-000032	OPERATIONS MANUAL IN FAA FORMAT	[***]
0229A141A41	PERFORMANCE - CERTIFICATION FOR OPERATION AT AIRPORT ALTITUDES OF 9500 FEET AND BELOW	[***]
0252-000014	ENVIRONMENTAL CONTROL SYSTEM - TEMPERATURE INDICATIONS IN DEGREES CELSIUS	[***]
0252-000017	INSTRUMENTATION WITH METRIC UNITS - MODEL 767	[***]
0351A114C45	TAKEOFF PERFORMANCE IMPROVEMENT - ALTERNATE FORWARD CENTER OF GRAVITY LIMITS	[***]
0360B604F64	MISCELLANEOUS WEIGHT COLLECTOR	[***]
1110B657K77	MP - EXTERIOR COLOR SCHEME AND MARKINGS - REVISION - LAN 767-316F	[***]
1110B657P08	MP - EXTERIOR COLOR SCHEME AND MARKINGS - REVISION - LAN 767-316F	[***]
1110C262A21	EXTERIOR COLOR SCHEME AND MARKINGS - LAN 767-316F	[***]
1130-000344	BOEING STANDARD MARKINGS - MAIN DECK CARGO COMPARTMENT	[***]
1130A931A06	IATA STANDARD MARKINGS - LOWER LOBE CARGO COMPARTMENT	[***]
2145-000004	BULK CARGO AREA HEATING AND VENTILATING FOR ANIMAL CARRIAGE	[***]
2210-000030	AUTOFLIGHT - THREE DIGIT MACH NUMBER ON MODE CONTROL PANEL	[***]
2210-000031	AUTOFLIGHT - AUTOMATIC AUTOPILOT CHANNEL SELECTION IN APPROACH MODE	[***]
2210-000037	AUTOFLIGHT - BANK ANGLE HOLD AT AUTOPILOT COMMAND ENGAGE	[***]
2210-000039	AUTOFLIGHT - FULL TIME FLIGHT DIRECTOR	[***]
2210-000151	AUTOFLIGHT - ENABLE GLIDE SLOPE CAPTURE PRIOR TO LOCALIZER CAPTURE	[***]
2210-000311	AUTOFLIGHT - FLIGHT CONTROL COMPUTER (FCC) WITHOUT ONBOARD SOFTWARE LOADING CAPABILITY	[***]
2210A064A02	AUTOFLIGHT - ALTITUDE ALERT - 300/900 FEET	[***]
2210A811A40	AUTOFLIGHT-REV-INHIBIT ILO ENABLE	[***]
2210B403A07	MODE CONTROL PANEL WITH BACKCOURSE SWITCH	[***]
2230-000127	AUTOTHROTTLE - SELECTION OF CLIMB DERATES	[***]
2230-000133	AUTOTHROTTLE - FIXED PERCENTAGE DERATE LEVELS OF 10% AND 20%	[***]
2230-000135	AUTOTHROTTLE - CLIMB DERATE WASHOUT SCHEDULE - 10,000 TO 12,000 FEET	[***]
2311-000122	HF COMMUNICATIONS - DUAL GABLES HF CONTROL PANEL WITH SENSITIVITY CONTROL - P/N G7401-03 - BFE/SPE	[***]

2311A213A84	HF COMMUNICATIONS - DUAL ROCKWELL HF TRANSCEIVERS - P/N 822-0330-001 AND DIGITAL HF COUPLERS - P/N 822-0987-003 - BFE/SPE	[***]
2311B800D30	MP - HIGH FREQUENCY (HF) COMMUNCIATIONS - ACTIVATION - DUAL ARINC 753 DATA LINK	[***]
2311B800D40	MP - HF COMMUNICATIONS - REPLACEMENT - DUAL GABLES HF CONTROL PANELS - P/N G7401-16 IN LIEU OF P/N G7401-03 - SPE	[***]
2311B800D41	MP - HF COMMUNICATIONS - REPLACEMENT - DUAL ROCKWELL HF TRANSCEIVERS AND COUPLERS - 822-0990-004 AND 822-0987-004 IN LIEU OF 822-0330-001 AND 822-0987-003 - SPE	[***]
2311C351C28	MP - HF COMMUNICATIONS - REVISIONS - PARTIAL PROVISIONS FOR DUAL ARINC 753 HF DATALINK	[***]
2312-000432	VHF COMMUNICATIONS - TRIPLE GABLES VHF TUNING PANELS (DUAL KNOB) - P/N G7400-27 - BFE/SPE	[***]
2312-000703	VHF COMMUNICATIONS - ACTIVATION OF 8.33 KHZ CHANNEL SPACING	[***]
2312-000786	VHF COMMUNICATIONS - TRIPLE ROCKWELL ARINC 716/750 VHF-900B FM IMMUNE TRANSCEIVERS WITH 8.33 KHZ CHANNEL SPACING AND CMC INTERFACE CAPABILITY - P/N 822-1047-003 - BFE/SPE	[***]
2312B800D42	MP - VHF COMMUNICATIONS SYSTESM - REPLACEMENT - GABLES CONTROL PLANEL - G7400-227 IN LIEU OF G7400-27 - SPE	[***]
2312B800D44	MP - VHF COMMUNICATIONS - REPLACEMENT - ROCKWELL VHF TRANSCEIVERS - 822-1250-002 IN LIEU OF 822-1047-003 - SPE	[***]
2315A213A67	SATCOM - PARTIAL PROVISIONS FOR SATCOM SYSTEM AND TOP MOUNTED HIGH GAIN ANTENNA SYSTEM - MODEL 767	[***]
2315B800C72	SATCOM - HF/SATCOM SELECT PANEL - INSTALLATION - FLIGHT DECK	[***]
2321B401A04	SELCAL - AVTECH FIVE CHANNEL DECODER - P/N NA138-714C - BFE/SPE	[***]
2322-000250	ACARS - PARTIAL PROVISIONS FOR SINGLE ARINC 724B ACARS	[***]
2322B800D45	MP - ACARS - REVISION - ROCKWELL COLLINS ARINC 758 CMU (LEVEL AOA/VDL MODE 2 OPERATION) - SPE	[***]
2322B800D46	MP - ACARS - INSTALLATION - ROCKWELL MULTIPURPOSE INTERACTIVE DISPLAY UNIT (MIDU) IN LIEU OF TELEDYNE INTERACTIVE DISPLAY UNIT (IDU) - SPE	[***]
2324B800D31	MP - EMERGENCY LOCATOR TRANSMITTER (ELT) - ELTA 3-FREQUENCY AUTOMATIC - FIXED - P/N 95N6088 - SPE	[***]
2340B800C73	CREW COMMUNICATION - PILOTS' CALL PANEL - SELCAL AND CARGO LOADING/GROUND CALL - 767 FREIGHTER	[***]
2350B800C71	AUDIO INTEGRATING - AUDIO SELECTOR PANELS - FLIGHT DECK	[***]
2351-000042	CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - STANDARD THREE POSITION	[***]
2351A138C64	HAND HELD MICROPHONE - CAPTAIN, FIRST OFFICER AND FIRST OBSERVER -TELEPHONICS - P/N 107C800-22 - BFE/SPE	[***]
2351A213A33	AUDIO INTEGRATION - INSTALLATION - TWO-PLUG AUDIO JACKS IN THE FLIGHT DECK	[***]
2351A213B77	BOOM MICROPHONE HEADSETS - CAPTAIN AND FIRST OFFICER - TELEX AIRMAN 750 - P/N 64300-200 - BFE/SPE	[***]
2351A213B80	HEADPHONE - FIRST OBSERVER - TELEX - P/N 64400-200 - BFE/SPE	[***]
2371-000009	NO MONITOR JACK IN THE WHEEL WELL	[***]

2371-000017	SOLID STATE VOICE RECORDER ED56A AND SOLID STATE MICROPHONE/MONITOR ED56A - ALLIEDSIGNAL - 2 HOUR RECORDING TIME - P/N 980-6022-001 AND P/N 980-6116-002 - BFE/SPE	[***]
2433-000021	STANDBY POWER - EXTENDED TIME CAPABILITY - BATTERY PARALELLING	[***]
2511-000022	MANUALLY OPERATED SEATS - CAPTAIN AND FIRST OFFICER	[***]
2513-000405	SUNVISOR INSTALLATION - NUMBER 1 AND 2 WINDOWS - FLIGHT DECK - SFE	[***]
2527-000732	CONVERSION OPTION - GALLEY/ENTRY AND LAVATORY MAT INSTALLATION - TARAFLEX - 767 FREIGHTER	[***]
2530B604F65	GALLEY INSERT PART NUMBERS - BFE/SPE	[***]
2550-000157	DELIVERY CONFIGURATION - MAIN DECK - TRANSVERSE TYPE A (88" X 125 ") PALLETS	[***]
2550-000162	ALTERNATE CARGO COMPARTMENT ARRANGEMENT - MAIN DECK - SIDE BY SIDE CONTOURED 88" X 125" TYPE A PALLETS	[***]
2550-000261	CONVERSION OPTION - FIRST PALLET POSITION FOR ACCESS TO LIVE ANIMAL CARRIAGE OR HAZARDOUS MATERIAL CARRIAGE - 767 FREIGHTER	[***]
2550-000263	CONVERSION OPTION - ALTERNATE CARGO COMPARTMENT ARRANGEMENT - MAIN DECK - ADDITIONAL 96" X 196" PALLETS - FREIGHTER	[***]
2553-000044	HARDWARE FOR CARRIAGE OF 88 X 125 AND 96 X 125 INCH PALLETS AND STANDARD CONTAINERS IN THE FORWARD CARGO COMPARTMENT	[***]
2555-000053	CONVERSION OPTION - INSTALLATION OF ADDITIONAL NET AFT OF THE AFT CARGO DOOR	[***]
2560-000177	HALON FIRE EXTINGUISHER - FLIGHT DECK - WALTER KIDDE	[***]
2560A141A86	CREW LIFE VESTS - FLIGHT DECK - SWITLIK - P/N S-31850-6300-AAR001 - BFE/SPE	[***]
2560B599A35	PROTECTIVE BREATHING EQUIPMENT - FLIGHT DECK - B/E AEROSPACE - BFE/SPE	[***]
2560C635A43	MP - EMERGENCY EQUIPMENT - REVISION - FLIGHT DECK - LIFE VESTS - HOOVER IN LIEU OF SWITLIK - SPE	[***]
2562A115D57	EMERGENCY LOCATOR TRANSMITTER (RESCU 406) - INSTALLATION - BFE/SPE	[***]
2564-000215	CONVERSION OPTION - FIRST AID KIT - UPS - BFE/SPE	[***]
2610-000025	KIDDE FIRE DETECTION SYSTEM - GE CF6-80C2 ENGINES AND APU	[***]
2618-000009	SINGLE LOOP DUCT LEAK DETECTION SYSTEM - 3 ZONE	[***]
2622-000002	FIRE BOTTLE COMMONALITY - CF6-80C2 ENGINES AND APU	[***]
2732-000001	STALL WARNING COMPUTER SPEED TAPE ACTIVATION - INHIBIT DISPLAY OF MINIMUM MANEUVER SPEED ON TAKEOFF	[***]
2844-000005	FUEL MEASURING STICKS IN KILOGRAMS WITH CONVERSION TABLES IN KILOGRAMS	[***]
2911-000003	AC MOTOR-DRIVEN HYDRAULIC PUMPS - VICKERS (P/N S270T201-7)	[***]
2911-000038	ENGINE-DRIVEN HYDRAULIC PUMPS - VICKERS INC. (60B00200-12)	[***]
3042-000003	WINDSHIELD WIPERS - TWO SPEED - SINGLE SWITCH	[***]
3080-000006	MANUAL ANTI-ICING SYSTEM - NO ICE DETECTION	[***]

3120-000011	ELECTRONIC CLOCKS - WITHOUT TENTHS OF MINUTE DISPLAY - MAIN INSTRUMENT PANEL	[***]
3131-000143	ACCELEROMETER - Honeywell P/N 971-4193-001 - BFE/SPE	[***]
3131-000187	DIGITAL FLIGHT DATA RECORDER - ALLIEDSIGNAL - 256 WORDS PER SECOND MAXIMUM DATA RATE - P/N 980-4700-042 BFE/SPE	[***]
3131-000435	INTEGRATED DISPLAY UNIT (IDU) INSTALLATION - BFE/SPE - TELEDYNE P/N 2229346-7	[***]
3131A218A57	DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) WITH ACMS CAPABILITY AND INTERGRATED PCMCIA MEDIA INTERFACE-TELEDYNE CONTROLS-P/N 2233000-816-1 -BFE/SPE	[***]
3131B800C90	DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) WITH ACMS CAPABILITY AND INTERGRATED PCMCIA MEDIA INTERFACE-TELEDYNE CONTROLS-P/N 2233000-816-1 -BFE/SPE	[***]
3131B800D34	MP - FLIGHT DATA RECORDER SYSTEM - REPLACEMENT - DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) - TELEDYNE CONTROLS - SPE	[***]
3132-000105	PORTABLE DATA LOADER/RECORDER CONNECTOR IN FLIGHT DECK - ARINC 615 - SFE	[***]
3132-000117	DATA LOADER SELECTOR SWITCH MODULE - 20 POSITION 3 WAY - SFE	[***]
3132B800D35	MP - DATA AND RECORDER SYSTEMS - REVISION - ARINC 615 DATA LOADER IN ADDITION TO PORTABLE DATA LOADER CONNECTOR - SPE	[***]
3133-000057	FULL FORMAT PRINTER - MILTOPE - ARINC 744 - P/N 706300-212 - BFE/SPE	[***]
3133-000126	ARINC 744 PRINTER PROVISIONS IN AN AISLESTAND EXTENSION IN THE FLIGHT DECK	[***]
3151-000042	FIREBELL AURAL WARNING - 1 SECOND ON, 9 SECONDS OFF	[***]
3151-000046	AUTOPILOT DISCONNECT - AURAL WARNING SIREN - AURAL WARNING AND MASTER WARNING LIGHT INHIBITED WHEN AUTOPILOT DISCONNECT SWITCH IS DOUBLE PRESSED QUICKLY	[***]
3151A065A47	RESETTABLE OVERSPEED AURAL WARNING - SIREN	[***]
3161-000135	HYDRAULIC PRESSURE ON EICAS STATUS PAGES	[***]
3161-000137	APU RPM ON EICAS STATUS PAGES	[***]
3161-000139	APU OIL QUANTITY LEVEL ON EICAS	[***]
3161-000141	ADDITIONAL ENVIRONMENTAL CONTROL SYSTEM (ECS) PARAMETERS - DISPLAY ON EICAS MAINTENANCE PAGE	[***]
3161-000144	GENERATOR OFF AND ENGINE OIL PRESSURE - EICAS ADVISORY LEVEL MESSAGES	[***]
3161-000147	ECS PRECOOLER OUTLET TEMPERATURE - (PW AND GE ENGINES) - DISPLAY ON EICAS	[***]
3161-000152	BULK CARGO COMPARTMENT TEMPERATURE - DISPLAY ON EICAS	[***]
3161-000154	RAM AIR OUTLET DOOR POSITION - DISPLAY ON EICAS	[***]
3161-000189	ENGINE FUEL FLOW - FULL TIME DISPLAY - LOWER EICAS DISPLAY	[***]
3162-000016	FLIGHT MODE ANNUNCIATION AT TOP OF ADI	[***]
3162-000021	AIRSPEED TAPE - ROLLING DIGITS AND TREND VECTOR - ADI	[***]
3162-000022	FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT AXIS - ADI	[***]
3162-000026	DISPLAY OF ROUND DIAL AND DIGITAL RADIO ALTITUDE - ADI	[***]
3162-000030	RISING RUNWAY - DISPLAYED ON THE ADI	[***]
3162-000034	RADIO ALTITUDE HEIGHT ALERT DISPLAY - 2500 FEET - ADI	[***]

3162-000054	ILS DEVIATION WARNING - ADI	[***]
3162-000059	MAP MODE ORIENTATION - TRACK UP - NAVIGATION DISPLAY	[***]
3162-000066	TRUE AIRSPEED AND GROUND SPEED - NAVIGATION DISPLAY	[***]
3162-000070	WIND BEARING DIGITAL DISPLAY - NAVIGATION DISPLAY	[***]
3221-000011	TORQUE ARM QUICK DISCONNECT - NOSE LANDING GEAR	[***]
3242A114B69	ANTISKID/AUTOBRAKE CONTROL UNIT (AACU) P/N 42-767-2 (S283T001-27) - INSTALLATION	[***]
3244-000022	PARKING BRAKE REPEATER LIGHT - SINGLE LIGHT - NOSE LANDING GEAR AREA - LIGHT VISIBLE TO GROUND CREW	[***]
3245-000230	WHEELS AND TIRES - NOSE LANDING GEAR - WHEELS - ALLIEDSIGNAL - INSTALLATION WITH SFE 24 PR, 235 MPH TIRES	[***]
3245A298A12	BRAKES - CARBON - MESSIER-BUGATTI	[***]
3245A438A27	OPERATIONAL TIRE SPEED LIMITS - 235MPH	[***]
3245A438A28	WHEELS AND TIRES - MAIN LANDING GEAR - HIGH GROSS WEIGHT WHEELS - MESSIER-BUGATTI - INSTALLATION WITH SFE 32 PR, 235 MPH TIRES.	[***]
3246-000005	BRAKE TEMPERATURE MONITORING SYSTEM	[***]
3342-000009	TAXI LIGHTS - NOSE GEAR MOUNTED - SPACE PROVISIONS	[***]
3413-000027	MACH/AIRSPEED INDICATOR - TWO KNOT GRADUATIONS BELOW 250 KNOTS	[***]
3421-000042	FAA MACH/AIRSPEED LIMITS AND OVERSPEED ALERTING	[***]
3423-000006	STANDBY MAGNETIC COMPASS COMPENSATION FOR ELECTRICAL CIRCUITS (+/- 5 DEGREES)	[***]
3430-000187	ILS/GPS MULTI-MODE RECEIVER (MMR) - ROCKWELL - P/N 822-1152-002 - BFE/SPE	[***]
3433-000032	RADIO ALTIMETER (RA) - ROCKWELL INTERNATIONAL CORP - P/N 822-0334-002 - BFE/SPE	[***]
3443-000050	DUAL WEATHER RADAR CONTROL PANEL - ROCKWELL P/N 622-5130-114 - BFE/SPE	[***]
3443A065A34	DUAL WEATHER RADAR SYSTEM - WITH PREDICTIVE WINDSHEAR - ROCKWELL TRANSCEIVER P/N 622-5132-633 - BFE/SPE	[***]
3443A141A90	WEATHER RADAR INDICATOR ON FORWARD ELECTRONICS PANEL - ROCKWELL COLLINS - BFE/SPE	[***]
3445A065A86	TCAS SYSTEM - ROCKWELL COLLINS TCAS COMPUTER P/N 822-1293-002 - TCAS CHANGE 7 COMPLIANT - BFE/SPE	[***]
3446-000045	STANDARD VOLUME FOR ALTITUDE CALLOUTS	[***]
3446-000048	ENHANCED GROUND PROXIMITY WARNING SYSTEM (EGPWS) - BANK ANGLE CALLOUT ENABLE	[***]
3446-000050	500 SMART CALLOUT	[***]
3446-000088	GROUND PROXIMITY WARNING SYSTEM ALTITUDE CALLOUTS - 2500, 1000, 50, 40, 30, 20, 10, APPROACHING DECISION HEIGHT, MINIMUMS	[***]
3446B800A01	MP - GROUND PROXIMTY WARNING SYSTEM (GPWS) - REVISION - 500 SMART CALL OUT - INHIBITED IN LIEU OF ENABLED	[***]
3446C351C29	MP - ENHANCED GROUND PROXIMITY WARNING SYSTEM (EGPWS) - ACTIVATION - PEAKS AND OBSTACLES FEATURE	[***]
3451-000022	VOR/MARKER BEACON - ROCKWELL RECEIVER P/N 822-0297-001 - BFE/SPE	[***]
3453B866A16	ATC SYSTEM - ROCKWELL COLLINS ATC TRANSPONDER P/N 822-1338-003 - ELS/EHS/ES AND TCAS CHANGE 7 COMPLIANT - GABLES CONTROL PANEL P/N G6992-12 - BFE/SPE	[***]

3455-000019	DISTANCE MEASURING EQUIPMENT (DME) - ROCKWELL INTERROGATOR P/N 822-0329-001 - BFE/SPE	[***]
3457-000212	AUTOMATIC DIRECTION FINDER (ADF) - DUAL SYSTEM - ROCKWELL ADF-900 SERIES - ADF RECEIVER P/N 822-0299-001; ADF ANTENNA P/N 822-5404-001 - BFE/SPE	[***]
3457-000219	AUTOMATIC DIRECTION FINDER (ADF) - DUAL SYSTEM - ROCKWELL ADF-900/700 SERIES - ADF RECEIVER P/N 822-0299-001 - ADF ANTENNA P/N 622-5404-003 - BFE/SPE	[***]
3457-000289	DUAL ADF CONTROL PANEL - BOEING - 285T0557-2 - WITHOUT BFO OR TONE SWITCH - SFE	[***]
3461A114D05	MP - FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - REVISION - RUNWAY DISTANCE AND OFFSET POSITION SHIFT IN UNITS OF FEET	[***]
3461A138D87	FMCS-INSTALL-ACC DL-FANS FEATUREACTIVATION	[***]
3461A138D88	FMCS-INSTALL-PRINTER INTERFACE FANSFEATURE ACTIVATION	[***]
3461A425A03	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - OFFPATH DESCENT CIRCLES AND DISTANCE MEASURING EQUIPMENT RANGE RINGS DISPLAYED	[***]
3461A425A04	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - SCANNING DME OPERATIONS - ENABLE	[***]
3461A425A06	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - RUNWAY DISTANCE AND OFFSET POSITION SHIFT IN UNITS OF METERS	[***]
3461A425A10	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DATABASE - CUSTOMER SUPPLIED	[***]
3461B053A05	FLT MGMT CPU SYS (FMCS) REV AIR TRAFFIC SERV DATA LINK	[***]
3461C351C30	MP - FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - REVISION - TAKEOFF DATA LINK - ENABLE IN LIEU OF INHIBIT	[***]
3461C351C31	MP - FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - INSTALLATION - AIRLINE MODIFIABLE INFORMATION (AMI) - CUSTOMER SUPPLIED	[***]
3511B899B43	CREW OXYGEN MASKS - DILUTER DEMAND REGULATORS WITH SEPARATE SMOKE GOGGLES - CAPTAIN AND FIRST OFFICER - EROS - BFE/SPE	[***]
3511B899B44	CREW OXYGEN MASKS - DILUTER DEMAND TYPE REGULATORS WITH SEPARATE SMOKE GOGGLES - FIRST OBSERVER - EROS - BFE/SPE	[***]
3611-000006	ALLIEDSIGNAL INC. - INTERMEDIATE PRESSURE (IP) CHECK VALVES - GE\P&W ENGINES	[***]
4970-000045	APU HOURMETER - FLIGHT DECK	[***]
7200-000382	STANDARD FAN SPINNER - GE ENGINES	[***]
7200-000412	GE PROPULSION SYSTEM	[***]
7200-000459	GENERAL ELECTRIC ENGINES - CF6-80C2-B6F - B6F RATING - WITH FADEC	[***]
7200A114C90	ENG REPLACE GE ENG CF6-80C2-B6FSTAGE 1 HTP COATED BLADES	[***]
7830-000012	MANUAL OPENING OF THRUST REVERSER ASSEMBLIES - GE CF6-80C2 ENGINES	[***]
7900-000117	LUBRICATING OIL - BP TURBO OIL 2380	[***]
8011-000006	HAMILTON STANDARD STARTERS AND STARTER VALVES - GE ENGINES	[***]

MISC FO	FOLLOW ON EXH A VR259	[***]
MISC/FAA4	FLAME PROPAGATION - INSULATION BLANKETS	[***]
[***]
OPTIONS: 171	TOTAL:	[***]

Exhibit A to Letter Agrement 6-1162-ILK-0381R2
Article 6.2
Substitute Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	767-300F	412000 pounds	Detail Specification:	D019T002LAN63F-1
Engine Model/Thrust:	CF6-80C2B6F	60200 pounds	Airframe Price Base Year/Escalation Formula:	Jul-08 ECI-MFG / CPI
Airframe Price:		***	Engine Price Base Year/Escalation Formula:	Jul-08 GE CF6-80 & GE90 (99 rev.)
Optional Features:		***
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:	(4Q08 Esc Fcst)
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	103.1
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	208.2
Buyer Furnished Equipment (BFE) Estimate:		[***]	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		[***]	Base Year Index (CPI):	129.930

Initial Payment/Aircraft at Proposal Accept:		[***]	Escalation is not fixed for these aircraft

		Escalation	Escalation		[***]	[***]	[***]	[***]	[***]
Delivery	Number of	Factor	Factor	Manufacturer	[***]	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)	(Engine)	Serial Number	[***]	[***]	[***]	[***]	[***]
Oct-2011	1	1.0622	1.0900	40590	[***]	[***]	[***]	[***]	[***]
Nov-2011	1	1.0633	1.0930	40591	[***]	[***]	[***]	[***]	[***]
Total	2

EXHIBIT 2: ARTICLE 6.2, SUBSTITUTE AIRCRAFT

SA-28
P. A. No. 2126	Boeing Proprietary
Attachment A		Page 1

6-1162-KSW-6456

LAN Airlines S.A.
Avenida Presidente Riesco 5711
Piso 19
Las Condes
Santiago, Chile

Subject:           Aircraft Performance Guarantees

Reference:       Purchase Agreement No. 2126 (Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to three Model 767-316F aircraft (Substitute 767 Freighter Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment.  [***].

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date: March 22, 2010

LAN AIRLINES S.A.

By
Mr. Roberto Alvo

Its	Sr. Vice President Strategic
Planning & Corporate Planning

By
Mr. Alejandro de la Fuente

Its	Chief Financial Officer

MODEL 767-316F FREIGHTER PERFORMANCE GUARANTEES

FOR LAN AIRLINES S.A.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER'S EMPTY WEIGHT

4	AIRCRAFT CONFIGURATION

5	GUARANTEE CONDITIONS

6	GUARANTEE COMPLIANCE

7	EXCLUSIVE GUARANTEES

1	AIRCRAFT MODEL APPLICABILITY

[***].

2	FLIGHT PERFORMANCE

2.1	[***]

[***]

2.2	[***]

[***]

2.3	[***]

[***]:

3	MANUFACTURER'S EMPTY WEIGHT

[***].

4	AIRCRAFT CONFIGURATION

4.1
The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Detail Specification D019T002LAN63F-2 (hereinafter referred to as the Detail Specification).  Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft.  Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2	The Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1)        Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2)        The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

5	GUARANTEE CONDITIONS

5.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2
The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 767-300 Certification Basis regulations specified in the Type Certificate Data Sheet A1NM, Revision 23, dated May 10, 2004.

5.3
In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4
The takeoff and landing guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 225 mph tires, with Category D brakes and anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified.  The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified.  The improved climb performance procedure will be used for takeoff as required.  The landing performance is based on the use of automatic spoilers.

5.5
The cruise fuel mileage guarantee includes allowances for normal power extraction and engine bleed for normal operation of the air conditioning system.  Normal electrical power extraction shall be defined as not less than a 140 kilowatts total electrical load.  Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75°F, and all air conditioning systems operating normally.  This operation allows a maximum cabin pressure differential of 8.6 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 1,600 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 0 percent).  The APU is turned off unless otherwise specified.

5.6	The cruise fuel mileage guarantee is based on an Aircraft center of gravity location of 17 percent of the mean aerodynamic chord.

5.7	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound.

6	GUARANTEE COMPLIANCE

6.1	Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2	Compliance with the takeoff and landing guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 767-300F.

6.3
Compliance with the cruise fuel mileage guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.4	Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

6.5
The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.6	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

7	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

Supplemental Agreement No. 29 (“SA-29”)

to

Purchase Agreement No. 2126

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

Relating to Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the ___ day of November of 2010, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called “Boeing”), and LAN Airlines S.A., a Chilean corporation (hereinafter called “Customer”);

WITNESSETH:

WHEREAS, the parties entered into that certain Purchase Agreement No. 2126, dated as of January 30, 1998 relating to the purchase and sale of Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F aircraft (hereinafter referred to as "Aircraft") which agreement, including all tables, exhibits, supplemental exhibits and specifications thereto, together with all letter agreements then or thereafter entered into that by their terms constitute part of such purchase agreement and as such purchase agreement may be amended or supplemented from time to time, is hereinafter called the "Purchase Agreement;"

WHEREAS, the parties have mutually agreed to (i) accelerate the delivery of three Aircraft and (ii) substitute the three Aircraft from 767-316F to 767-316ER (each and collectively “2012 Accelerated Aircraft”); and

WHEREAS, Boeing and Customer have agreed to amend the Purchase Agreement to incorporate the above changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to amend the Purchase Agreement as follows:

1.	Table of Contents, Articles, Tables, Exhibits and Supplemental Exhibits:

1.1.          Table of Contents. The “Table of Contents” to the Purchase Agreement is deleted in its entirety and the new “Table of Contents” attached hereto is substituted in lieu thereof to reflect the changes made by this SA-29.

1.2.          Deletion of Table 12.  The “Aircraft Information Table 12 to Purchase Agreement No. 2126, Aircraft Delivery, Description, Price and Advance Payments” is deleted in its entirety since it is no longer applicable.

1.3.          Addition of Table 13.  “Aircraft Information Table 13 to Purchase Agreement No. 2126, Aircraft Delivery, Description, Price and Advance Payments” attached hereto is added to the Purchase Agreement to reflect, among other things, the scheduled delivery month, price and Advance Payments applicable to the 2012 Accelerated Aircraft.

1.4.          Deletion of Exhibit A-10.  “Aircraft Configuration 767-316F Aircraft-2008$ to Purchase Agreement No. 2126”, Aircraft Delivery, Description, Price and Advance Payments” is deleted in its entirety since it is no longer applicable.

1.5.          Addition of Exhibit A-11.  “Aircraft Configuration 767-316ER Aircraft-2010$ to Purchase Agreement No. 2126” attached hereto is added to the Purchase Agreement to reflect, among other things, the price of Customer selected Optional Features applicable to the 2012 Accelerated Aircraft.

1.6.          Addition of Supplemental Exhibit EE1-2010$.  Supplemental Exhibit EE1-2010$ entitled “Engine Escalation, Engine Warranty & Patent Indemnity” attached hereto is added to the Purchase Agreement to provide the 2010 base year escalation formula applicable to the prices of engines selected by the Customer for the 2012 Accelerated Aircraft.

1.7.          Addition of Supplemental Exhibit AE1-2010$.  Supplemental Exhibit AE1-2010$ entitled “Escalation adjustment-airframe and optional features” attached hereto is added to the Purchase Agreement to provide the 2010 base year escalation formula applicable to the 2012 Accelerated Aircraft.

2.	Restricted Letter Agreements.

2.1.          Addition of Special Matters Letter Applicable to the 2012 Accelerated Aircraft.  Letter Agreement 6-1162-ILK-0450 entitled “Special Matters Letter Applicable to the 2012 Accelerated Aircraft” (Special Matters Letter Applicable to the 2012 Accelerated Aircraft), a copy of which is attached hereto, is added to the Agreement to provide the terms and conditions, including the economic considerations, applicable to each 2012 Accelerated Aircraft.

2.2.          Revision of Special Matters Letter Applicable to the 2011 Accelerated Aircraft and the Substitute 767 Freighter Aircraft.  The parties mutually agree that Letter Agreement 6-1162-ILK-0381R2 entitled “Special Matters Letter Applicable to the 2011 Accelerated Aircraft and the Substitute 767 Freighter Aircraft” is no longer applicable.

2.3.          Deletion of Performance Guarantees Relating to the Substitute 767 Freighter Aircraft.  Letter Agreement 6-1162-KSW-6456 entitled “Performance Guarantees Relating to the Substitute 767 Freighter Aircraft” is deleted from the Purchase Agreement since it is no longer applicable.

2.4.          Applicability of 16G Seats Letter to each 2012 Accelerated Aircraft.  Letter Agreement 6-1162-ILK-0384R1 entitled “16G Seats” applies to each 2012 Accelerated Aircraft.

3.	Payment Due at Effective Date of this Supplemental Agreement.

To effect the implementation of this SA-29, payments to Boeing are due by Customer as follows:

Computation of amount due upon signing of SA-29:
[***]
[***]	[***]
[***]	[***]
[***]	[***]

Subtotal	[***]

Less: Creditable amount from Substituted 767-316F Aircraft	[***]

Total amount due upon signing SA-29	[***]

+-in accordance with delivery terms specified in the Special Matters Letter Applicable to the 2012 Accelerated Aircraft

4.	Confidentiality.

Boeing and Customer understand that the commercial and financial information contained in this Supplemental Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein.  In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Supplemental Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent.  In the event that a party concludes that disclosure of Confidential Information contained in this Supplemental Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible.  In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article.  Except as provided in the assignment provisions of Article 7 of Letter Agreement 6-1162-KSW-6423 entitled “Special Matters Applicable to the Incremental Aircraft”; Article 21 of Letter Agreement 6-1162-LAJ-0895R6 entitled “Business Considerations”; Article 8 of Letter Agreement 6-1162-ILK-0381R2 entitled “Special Matters Letter Applicable to the 2011 Accelerated Aircraft and the Substitute 767 Freighter Aircraft”; Article 9 of Letter Agreement 6-1162-ILK-0412 entitled “Special Matters Relating to Three Aircraft Originally Scheduled to Deliver in 2009” and Article 6 of Letter Agreement 6-1162-ILK-0450 entitled “Special Matters Relating to 2012 Accelerated Aircraft”, Customer will not disclose this Supplemental Agreement for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

The Purchase Agreement shall be deemed amended to the extent herein provided and as amended shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		LAN AIRLINES S.A.

By:		By:
Ms. Irma L. Krueger		Mr. Roberto Alvo

Its	Attorney-In-Fact	Its:	Sr. Vice President Strategic Planning &
Corporate Development

By:
Mr. Alejandro de la Fuente Goic

Its:	Chief Financial Officer

PURCHASE AGREEMENT NUMBER 2126

between

THE BOEING COMPANY

and

LAN Airlines  S.A.

Relating to Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F Aircraft

TABLE OF CONTENTS

		Supplemental
ARTICLES		Agreement
1.	Quantity, Model and Description	24
2.	Delivery Schedule	24
3.	Price	24
4.	Payment	24
5.	Miscellaneous	24
6.	Confidentiality	24

TABLE
1.	Aircraft Information Table 767 300ER Aircraft – 1995$	1
2.	Aircraft Information Table 767 300F Aircraft – 1997$	1
3.	Aircraft Information Table 767 300F Aircraft – 1998$	8
4.	Aircraft Information Table 767 300F Aircraft – 1999$	11
5.	Aircraft Information Table 767 300F Aircraft – 2003$	18
6.	Aircraft Information Table 767 316ER Aircraft – 2003$	21
7.	Aircraft Information Table 767 300F Aircraft – 2004$	24
8.	Aircraft Information Table 767 316ER Aircraft – 2004$	22
9.	Aircraft Information Table 767 316ER Aircraft – 2005 $	22
10.	Aircraft Information Table 767-316ER Aircraft – 2006 $	25
11.	Aircraft Information Table 767-316ER Aircraft – 2008 $	28
12.	Aircraft Information Table 767-316F Aircraft – 2008 $: DELETED	29
13.	Aircraft Information Table 767-316ER Aircraft – 2010 $	29

EXHIBITS
A.	Aircraft Configuration
A-1	Aircraft Configuration	1
A-2	Aircraft Configuration	5
A-3	Aircraft Configuration	10
A-4	Aircraft Configuration 767-316F Aircraft – 2003$	15
A-5	Aircraft Configuration 767-316ER Aircraft – 2003$	17
A-6	Aircraft Configuration 767-316ER Aircraft – 2004$	22
A-7	Aircraft Configuration 767-316ER Aircraft – 2005$	22
A-8	Aircraft Configuration 767-316ER Aircraft – 2006$	23
A-9	Aircraft Configuration 767-316ER Aircraft – 2008$	24
A-10	Aircraft Configuration 767-316F Aircraft – 2008$: DELETED	29
A-11	Aircraft Configuration 767-316ER Aircraft – 2010$	29
B.	Aircraft Delivery Requirements and Responsibilities	1

		Supplemental
SUPPLEMENTAL EXHIBITS		Agreement (s)

BFE1.	BFE Variables	1
CS1.	Customer Support Variables	1
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity	1
EE1-1.	Engine Escalation/Engine Warranty and Patent Indemnity	5
EE1-2.	Engine Escalation/Engine Warranty and Patent Indemnity	13
EE1-2006$	Engine Escalation, Engine Warranty & Patent Indemnity	26
EE1-2008$	Engine Escalation, Engine Warranty & Patent Indemnity	26
EE1-2010$	Engine Escalation, Engine Warranty & Patent Indemnity	29
SLP1.	Service Life Policy Components
AE1	Escalation adjustment-airframe and optional features	22
AE1 2008$	Escalation adjustment-airframe and optional features	24
AE1 2010$	Escalation adjustment-airframe and optional features	29

LETTER AGREEMENTS

2126-1	Seller Purchased Equipment
2126-2R1	Cabin Systems Equipment	17
2126-3R4	Option Aircraft	13

RESTRICTED LETTER AGREEMENTS

6-1162-DMH-350	Performance Guarantees
6-1162-DMH-351	Promotion Support
6-1162-DMH-472	Performance Guarantees	1
[***]	[***]	1
[***]	[***]	9
6-1162-LAJ-311	Special Matters Relating to the July 2001 and September 2001 Aircraft	11
6-1162-LAJ-956	Special Matters Relating to four 2006 Delivery Aircraft (February 4, 2005)
6-1162-LAJ-0895R6	Business Considerations	23
[***]	[***]	21
6-1162-ILK-0381 R2	Special Matters Letter Applicable to the 2011 Accelerated Aircraft and the Substitute 767 Freighter Aircraft	29 DELETED
6-1162-ILK-0382	No longer applicable	26
[***]	[***]	26

		Supplemental
RESTRICTED LETTER AGREEMENTS, continued		Agreement (s)

6-1162-ILK-0384 R2	16G Seats	27
6-1162-ILK-0385 R2	Performance Guarantees Relating to the 2011 Accelerated Aircraft; the 2012 Accelerated Aircraft and the Incremental Aircraft	27
6-1162-ILK-0388	Option Aircraft – DELETED	28 (Art 6.2)
6-1162-ILK-0412	Special Matters Relating to Three Aircraft Originally Scheduled to Deliver in 2009	25
[***]	[***]	25
6-1162-KSW-6423	Special Matters Letter Applicable to the Incremental Aircraft	27
6-1162-KSW-6424	Aircraft Model Substitution Relating to the Incremental Aircraft	27
6-1162-KSW-6456	Performance Guarantees for Substitute 767 Freighter Aircraft: DELETED	29
6-1162-ILK-0450	Special Matters Letter Applicable to the 2012 Accelerated Aircraft	29

THIS TABLE IS NO LONGER APPLICABLE.

Airframe Model/MTOW:	767-300ER	412000 pounds	Detail Specification:	D019T001-L (2/10/2010)
Engine Model/Thrust:	CF6-80C2B6F	60200 pounds	Airframe Price Base Year/Escalation Formula:	Jul-10	ECI-MFG/CPI
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	Jul-10	GE CF6-80 & GE90 (99 rev.)
Optional Features:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	106.8
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	215.6
Buyer Furnished Equipment (BFE) Estimate:		[***]	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		[***]	Base Year Index (CPI):	133.190

[***]		[***]

		Escalation	Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Manufacturer	Adv Payment Base	[***]	[***]	[***]	Total
Date	Aircraft	(Airframe)	(Engine)	Serial Number	Price Per A/P	[***]	[***]	[***]	[***]
Jun-2012	1	1.0391	1.081	40799	[***]	[***]	[***]	$8,538,100	[***]
Jul-2012	1	1.0405	1.084	40592	[***]	[***]	[***]	$8,551,450	[***]
Oct-2012	1	1.0455	1.093	40593	[***]	[***]	[***]	$8,596,950	[***]
Total:	3

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

Exhibit A-11 to Purchase Agreement Number 2126

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 767-300ER AIRCRAFT

THE LAN AIRCRAFT

For the 2012 Accelerated Aircraft, the detail specification is Boeing Detail Specification D019T001, Revision L dated as of February 10, 2010.  Such Detail Specification will be comprised of Boeing Configuration Specification D019T001, Revision K dated December 1, 2008 to incorporate the Options listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW).  As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options.  The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

0110-000035	MAJOR MODEL 767 AIRPLANE	[***]
0110-000037	MINOR MODEL 767-300 PASSENGER AIRPLANE	[***]
0110-000092	MODEL 767-300ER PASSENGER AIRPLANE	[***]
0110A276A30	NEW LOOK INTERIOR - 767-300ER	[***]
0130B657J85	MP - INTERIOR ARRANGEMENT - REVISION	[***]
0130B657L12	MP - BUSINESS CLASS PASSENGER SEATS - REVISION - PASSENGER CABIN	[***]
0130B657L60	MP - INTERIOR ARRANGEMENT - REVISION	[***]
0130B657L79	MP - RELOCATION OF MONUMENT MOUNTED LCD MONITORS, LITERATURE POCKETS AND BASSINET FITTINGS - PASSENGER CABIN - SPE	[***]
0220B604D37	TYPE CERTIFICATON & EXPORT CERTIFICATE OF AIRWORTHINESS FOR AIRPLANE DELIVERY - REQUIREMENT - LAN 767-300ER	[***]
0221-000002	DISPATCH WITH GEAR EXTENDED FOR REVENUE FLIGHT	[***]
0221A251A19	ENGINE INOPERATIVE TEN-MINUTE TAKEOFF THRUST OPERATION - CF6-80C2B6F THRUST RATING	[***]
0221B401A43	TAKEOFF AND LANDING WITH TAILWIND UP TO 15-KNOTS	[***]
0224-000024	EXTENDED RANGE TWIN ENGINE OPERATIONS (ETOPS)	[***]
0228-000001	FLIGHT MANUALS IN FAA FORMAT	[***]
0228-000032	OPERATIONS MANUAL IN FAA FORMAT	[***]
0229A141A41	PERFORMANCE - CERTIFICATION FOR OPERATION AT AIRPORT ALTITUDES OF 9500 FEET AND BELOW	[***]
0252-000014	ENVIRONMENTAL CONTROL SYSTEM - TEMPERATURE INDICATIONS IN DEGREES CELSIUS	[***]
0252-000017	INSTRUMENTATION WITH METRIC UNITS - MODEL 767	[***]
0254-000003	USPHS CERTIFICATE OF SANITARY CONSTRUCTION	[***]
0315C417A53	CERTIFIED OPERATIONAL AND STRUCTURAL DESIGN WEIGHTS 767-300ER	[***]
0351B523A03	TEMPLATE - TAKEOFF PERFORMANCE IMPROVEMENT - ALTERNATE FORWARD CENTER OF GRAVITY LIMITS	[***]
0351C417B92	MP - CENTER-OF-GRAVITY LIMITS - REPLACE - TEMPLATE OPTION	[***]
0360C417A60	MISCELLANEOUS WEIGHT COLLECTOR	[***]
1110B657G71	EXTERIOR COLOR SCHEME AND MARKINGS	[***]
1110B657M33	MP - BFE - PREMASK - VERTICAL STABILIZER - EXTERIOR COLOR SCHEMES AND MARKINGS	[***]
1120-000019	MAINTENANCE MARKINGS - ACCESS PANELS - ENGINE STRUT AND COWLS	[***]
1130A931A06	IATA STANDARD MARKINGS - LOWER LOBE CARGO COMPARTMENT	[***]
1130B657G72	INTERIOR PASSENGER COMPARTMENT PLACARDS AND MARKINGS	[***]
1130B657J09	SEAT ROW MARKERS - PASSENGER CABIN	[***]
1130B657L11	MP - ECONOMY CLASS SEAT ROW MARKERS REVISION - INTERIOR PLACARDS	[***]
1130B657P19	MP - INTERIOR PLACARDS - REVISION - PASSENGER CABIN	[***]

1130B657P39	INTERIOR PLACARDS - REVISION - ADDITIONAL SEAT ROW MARKERS - CENTER OVERHEAD BINS INTERIOR	[***]
2145-000004	BULK CARGO AREA HEATING AND VENTILATING FOR ANIMAL CARRIAGE	[***]
2158A071A11	IN-FLIGHT ENTERTAINMENT EQUIPMENT COOLING SYSTEM, FWD OF DOOR 2 - 200 CFM INSTALLATION	[***]
2210-000003	AUTOFLIGHT - INHIBIT GLIDE SLOPE CAPTURE PRIOR TO LOCALIZER CAPTURE	[***]
2210-000030	AUTOFLIGHT - THREE DIGIT MACH NUMBER ON MODE CONTROL PANEL	[***]
2210-000031	AUTOFLIGHT - AUTOMATIC AUTOPILOT CHANNEL SELECTION IN APPROACH MODE	[***]
2210-000037	AUTOFLIGHT - BANK ANGLE HOLD AT AUTOPILOT COMMAND ENGAGE	[***]
2210-000039	AUTOFLIGHT - FULL TIME FLIGHT DIRECTOR	[***]
2210-000311	AUTOFLIGHT - FLIGHT CONTROL COMPUTER (FCC) WITHOUT ONBOARD SOFTWARE LOADING CAPABILITY	[***]
2210A064A02	AUTOFLIGHT - ALTITUDE ALERT - 300/900 FEET	[***]
2210B403A08	MODE CONTROL PANEL WITHOUT BACKCOURSE SWITCH	[***]
2230-000127	AUTOTHROTTLE - SELECTION OF CLIMB DERATES	[***]
2230-000133	AUTOTHROTTLE - FIXED PERCENTAGE DERATE LEVELS OF 10% AND 20%	[***]
2230-000135	AUTOTHROTTLE - CLIMB DERATE WASHOUT SCHEDULE - 10,000 TO 12,000 FEET	[***]
2311-000124	HF COMMUNICATIONS - DUAL GABLES HF CONTROL PANELS WITH SENSITIVITY AND DATALINK CONTROL - P/N G7401-16 - BFE/SPE	[***]
2311-000137	HF COMMUNICATIONS - PARTIAL PROVISIONS FOR DUAL ARINC 753 HF DATALINK	[***]
2311B401A29	DUAL HF DATA RADIO - ARINC 753 - ACTIVATION - AIRLINE DATA LINK COMMUNICATIONS ONLY	[***]
2311B401A39	HF COMMUNICATIONS - EQUIPMENT INSTALLATION OF DUAL ROCKWELL HF VOICE/DATA TRANSCEIVERS - P/N 822-0990-004 AND DIGITAL HF COUPLERS - P/N 822-0987-004 BFE/SPE	[***]
2312-000703	VHF COMMUNICATIONS - ACTIVATION OF 8.33 KHZ CHANNEL SPACING	[***]
2312B401A16
VHF COMMUNICATIONS - EQUIPMENT INSTALLATION OF TRIPLE ROCKWELL ARINC 750 VHF-920 FM IMMUNE TRANSCEIVERS WITH 8.33 KHZ CHANNEL SPACING, VDL MODE 2, AND CMC INTERFACE CAPABILITY - P/N 822-1250-002 - BFE/SPE
[***]
2312B800D19	VHF COMMUNICATIONS - TRIPLE GABLES VHF TUNING PANELS (DUAL KNOB) - P/N G7400-227 - BFE/SPE	[***]
2321B401A04	SELCAL - AVTECH FIVE CHANNEL DECODER - P/N NA138-714C - BFE/SPE	[***]
2322A213B76	CMU - INSTALLATION OF PARTIAL PROVISIONS FOR SINGLE CMU ACCORDANCE WITH ARINC 758	[***]
2322B401A31	CMU - INSTALLATION OF ROCKWELL COLLINS ARINC 758 LEVEL AOA CMU - P/N 822-1239-151 - BFE / SPE	[***]

2322B800A68	AIRCRAFT COMMUNICATIONS ADDRESSING AND REPORTING SYSTEM (ACARS) - LARGE FORMAT MULTIPURPOSE INTERACTIVE DISPLAY UNIT (MIDU) - ROCKWELL - P/N 822-1626-105 - BFE/SPE	[***]
2324B800D31	MP - EMERGENCY LOCATOR TRANSMITTER (ELT) - ELTA 3-FREQUENCY AUTOMATIC - FIXED - P/N 95N6088 - SPE	[***]
2324C485B12	MP - EMERGENCY LOCATOR TRANSMITTER (ELT) - INSTALLATION - ELTA 3 - FREQUENCY AUTOMATIC - FIXED - P/N 01N65900 - SPE	[***]
2331B702M61	PASSENGER ADDRESS (PA) SYSTEM - TWO CLASS - ROCKWELL COLLINS	[***]
2332A324A38	IN-FLIGHT ENTERTAINMENT SYSTEM POWER CONTROL SWITCH - HEAD END	[***]
2332A324A39	IN-FLIGHT ENTERTAINMENT SYSTEM POWER CONTROL SWITCH - SEAT AND AREA DISTRIBUTION	[***]
2332A324A40	IN-FLIGHT ENTERTAINMENT SYSTEM POWER CONTROL SWITCH - MASTER	[***]
2332B702M66	IN-FLIGHT ENTERTAINMENT - PARTIAL PROVISIONS - THALES - 767	[***]
2332B702N44	IN-FLIGHT ENTERTAINMENT SYSTEM - THALES - WITH OVERHEAD VIDEO - FULL CABIN PC POWER - FUL CABIN AVOD - PAX - CSE	[***]
2332B702N67	MP - PASSENGER ENTERTAINMENT SYSTEM - PARTIAL PROVISIONS - PARTITION RELOCATION - MOBILE FRONTIER	[***]
2332B702P67	MP - PASSENGER ENTERTAINMENT SYSTEM - VIDEO - REVISION - THALES - CSE	[***]
2332C417B98	MP - PASSENGER ENTERTAINMENT SYSTEM - REPLACEMENT - THALES 15" MONITOR IN LIEU OF JAMCO 15" MONITOR - THALES - SPE	[***]
2332C522A02	MP - PASSENGER ENTERTAINMENT SYSTEM - REVISION - TPCU HANDSET - THALES - SPE	[***]
2332C817F17	MP - PASSENGER ENTERTAINMENT SYSTEM - VIDEO - REVISION - SOFTWARE PART NUMBERS - THALES - SPE	[***]
2340B800D47	CREW COMMUNICATIONS - PILOTS' CALL PANEL - FLIGHT DECK	[***]
2342-000016	CABIN INTERPHONE SYSTEM - CABIN INTERPHONE HANDSET - FLIGHT COMPARTMENT	[***]
2350B800C71	AUDIO INTEGRATING - AUDIO SELECTOR PANELS - FLIGHT DECK	[***]
2350C164D44	MP - AUDIO SELECTOR PANEL (ASP) & PILOT'S CALL PLANEL - REPLACEMENT - SFE ASP WITH INTEGRATED SELCAL AND CREW CALL FUNCTIONS - 3 VHF/2 HF/2 SATCOM (P/N 285T0022-51)	[***]
2351-000033	HAND HELD MICROPHONE - CAPTAIN AND FIRST OFFICER - ELECTROVOICE - P/N 903-1342 - BFE/SPE	[***]
2351-000035	HAND HELD MICROPHONE - FIRST OBSERVER - ELECTROVOICE - P/N 903-1342 - BFE/SPE	[***]
2351-000042	CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - STANDARD THREE POSITION	[***]

2351A213A33	AUDIO INTEGRATION - INSTALLATION - TWO-PLUG AUDIO JACKS IN THE FLIGHT DECK	[***]
2351A213B77	BOOM MICROPHONE HEADSETS - CAPTAIN AND FIRST OFFICER - TELEX AIRMAN 750 - P/N 64300-200 - BFE/SPE	[***]
2351A213B80	HEADPHONE - FIRST OBSERVER - TELEX - P/N 64400-200 - BFE/SPE	[***]
2351A213B81	HEADPHONE - SECOND OBSERVER - TELEX - P/N 64400-200 - BFE/SPE	[***]
2371-000009	NO MONITOR JACK IN THE WHEEL WELL	[***]
2371-000017	SOLID STATE VOICE RECORDER ED56A AND SOLID STATE MICROPHONE/MONITOR ED56A - ALLIEDSIGNAL - 2 HOUR RECORDING TIME - P/N 980-6022-001 AND P/N 980-6116-002 - BFE/SPE	[***]
2432-000002	AUXILIARY POWER UNIT (APU) - ADDITIONAL STARTING CAPABILITY	[***]
2433-000021	STANDBY POWER - EXTENDED TIME CAPABILITY - BATTERY PARALELLING	[***]
2451-000002	90 KVA GALLEY POWER SUPPLY	[***]
2501A611A19	FORWARD MONUMENT COMPLEX 4	[***]
2504A611A14	AFT MONUMENT COMPLEX 3	[***]
2511-000022	MANUALLY OPERATED SEATS - CAPTAIN AND FIRST OFFICER	[***]
2511-000026	FIRST OBSERVER'S SEAT - WALL MOUNTED	[***]
2511B806J86	MP - SECOND OBSERVER STSATION WITH ARMRESTS - ADDITION	[***]
2513-000405	SUNVISOR INSTALLATION - NUMBER 1 AND 2 WINDOWS - FLIGHT DECK - SFE	[***]
2520B657G80	INTERIOR COLOR AND MATERIAL - STANDARD OFFERING	[***]
2520B657J42	UNIQUE DECORATIVE TEDLAR LAMINATE (DTL) - MONUMENTS - INTERIOR COLOR AND MATERIAL - SFE	[***]
2520B657K41	MP - BFE RAW CARPET, CURTAIN AND FLOOR MAT MATERIAL	[***]
2520B657M19	MP - INTERIOR DECOR - REVISION - PASSENGER CABIN	[***]
2520B657M35	MP - DECORATIVE TEDLAR LAMINATE (DTL) - REVISION - MONUMENT MOUNTED - INTERIOR COLOR AND MATERIAL - SFE	[***]
2520B657M56	MP - DECORATIVE TEDLAR LAMINATE (DTL) - REVISION - MONUMENT MOUNTED - INTERIOR COLOR AND MATERIAL - SFE	[***]
2523B657J10	ADDITIONAL PASSENGER SERVICE UNITS -	[***]
2523B657J31	PASSENGER SERVICE UNITS	[***]
2524B657G86	SPE - FULL HEIGHT CENTERLINE CLOSET - STA 353 - STA 379	[***]
2524B657G99	CURTAIN AND TRACK INSTALLATION - DOOR 1 LEFT AFT	[***]
2524B657H01	CURTAIN AND TRACK INSTALLATION - DOOR 1 RIGHT AFT	[***]
2524B657H04	CURTAIN AND TRACK INSTALLATION - DOOR 4	[***]
2524B657H95	UNDERBIN CENTERLIN CLASS DIVIDER - SPE	[***]
2524B657H96	LH UNDERBIN OUTBOARD CLASS DIVIDER - SPE	[***]

2524B657H97	RH UNDERBIN OUTBOARD CLASS DIVIDER - SPE	[***]
2524B657J00	CURTAIN AND TRACK INSTALLATION	[***]
2524B657J01	CURTAIN AND TRACK INSTALLATION - BETWEEN BUSINESS CLASS AND ECONOMY CLASS	[***]
2524B657J13	LH UNDERBIN OUTBOARD CLASS DIVIDER - SPE	[***]
2524B657J15	RH UNDERBIN OUTBOARD CLASS DIVIDER - SPE	[***]
2524B657J40	SPE - CLOSET WITH INTEGRAL STOWAGE UNIT AND WALL MOUNTED ATTENDANT SEAT PROVISIONS - LH UNDERBIN - ECONOMY CLASS - FORWARD DOOR 4	[***]
2524B657J41	SPE - CLOSET WITH INTEGRAL STOWAGE UNIT AND WALL MOUNTED ATTENDANT SEAT PROVISIONS - RH UNDERBIN - ECONOMY CLASS - FORWARD DOOR 4	[***]
2524B657K50	MP - CLOSETS, PARTITION & CLASS DIVIDERS - REVISION - FULL HEIGHT CENTERLINE STA 344 - STA 366 - SPE	[***]
2524B657P10	MP - CURTAINS - REVISION - CURTAIN AND CURTAIN TRACK - PASSENGER CABIN	[***]
2524B657P16	MP - CLASS DIVIDERS - REPLACEMENT - BUSINESS CLASS - SPE	[***]
2524C417C49	MP - CURTAINS - REVISION - CURTAIN AND CURTAIN TRACK - PASSENGER CABIN	[***]
2524C707A33	MP - CLOSETS, PARTITION & CLASS DIVIDERS - REVISION - FULL HEIGHT SEAT TRACK MOUNTED CLOSETS - STA 1465.95 - STA 1478.95 AND STA 1467.95 - STA 1478.95 - SPE	[***]
2524C826C28	MP - CURTAINS - REVISION - BFE CURTAIN MATERIAL	[***]
2524C826R50	MP - CLOSETS, PARTITIONS AND CLASS DIVIDERS - REVISION - CURTAIN MATERIAL - NEO-TEX - BFE	[***]
2525B657H05	BUSINESS CLASS SEATS	[***]
2525B657H07	ECONOMY CLASS SEATS	[***]
2525B657J37	ATTENDANT SEATS FOR 767-300	[***]
2525B657L13	MP - ECONOMY CLASS PASSENGER SEATS - REVISION	[***]
2525B657N74	MP - BUSINESS CALSS SEATS - REVISION - REVIEW AND APPROVE SUPPLIER DATA - SPE	[***]
2525C485B41	MP - PASSENGER SEATS - REVISION - BUSINESS CLASS SEAT PART NUMBER REVISION - PASSENGER COMPARTMENT - SPE	[***]
2526B657H11	SPE - IF-1C VIDEO CONTROL CENTER - FORWARD COMPARTMENT OF THE F2 GALLEY	[***]
2527B657H12	ENTRYWAY FLOOR COVERING	[***]
2527B657H98	FLOOR COVERING - SPE	[***]
2527B657K59	MP - SEAT TRACK COVES AND RACEWAYS - REVISION - BFE IN LIEU OF SFE - ECONOMY CLASS	[***]
2527B657L92	MP - FLOOR COVERING - REVISION - FLOOR MAT MATERIAL - SCHNELLER - BFE	[***]
2527B657N98	MP - FLOOR COVERING - REVISION - BUSINESS CLASS CARPET AND FLOOR MOUNTED EMERGENCY ESCAPE PATH LIGHTING SYSTEM	[***]
2527C006A05	FLOOR COVERING - CARPET, SERGED EDGES	[***]
2528B657H13	OVERHEAD STOWAGE BINS	[***]
2528B657H21	LITERATURE POCKETS	[***]

2528B657J03	CENTERLINE FLOOR MOUNTED STOWAGE UNIT - SPE	[***]
2528B657J23	MAGAZINE STOWAGE - MONUMENT MOUNTED	[***]
2528B657J29	LH OUTBOARD FLOOR MOUNTED STOWAGE UNIT - SPE	[***]
2528B657J30	RH OUTBOARD FLOOR MOUNTED STOWAGE UNIT - SPE	[***]
2528B657J59	BIN FAIRING AND CLOSEOUT PANEL - OUTBAOARD OVERHEAD STOWAGE BINS	[***]
2528B657K02	MP - STOWAGE COMPARTMENTS - REVISION - BUSTLE IN LIEU OF MAGAZINE BUSTLE - 4F-2LC AND 4F-2RC LAVATORIES	[***]
2529B657H43	CURTAIN AND CURTAIN TRACK INSTALLATION - IN-FLIGHT CREW REST - FORWARD OF DOOR 4R	[***]
2529B657N61	MP - PASSENGER AND CABIN ATTENDANTS' ACCOMODATIONS - INSTALLATION - CURTAINS AND CURTAIN TRACK - IN-FLIGHT CREW REST ENCLOSURE - BUSINESS CLASS - AFT RH	[***]
2529B657R29	MP - PASSENGER AND CABIN ATTENDANTS ACCOMODATIONS - REVISION - LONGITUDINAL CURTAIN TRACK TO BIN SUPPORT FITTINGS - IN-FLIGHT CREW REST ENCLOSURE- BUSINESS CLASS - RH AFT	[***]
2529C417A72	ATTENDANT WORKSTATION	[***]
2530B657H31	F1 GALLEY	[***]
2530B657H33	F2 GALLEY	[***]
2530B657H35	F3 GALLEY	[***]
2530B657H37	A1 GALLEY	[***]
2530B657H39	A2 GALLEY	[***]
2530B657H40	A3 GALLEY	[***]
2530B657H41	GALLEY PART NUMBERS - BFE/SPE	[***]
2530B657H42	GALLEY INSERT PART NUMBERS - BFE/SPE	[***]
2530B657J92	MP - BUFFETS/GALLEYS - REPLACEMENT - F3 GALLEY WITH INTEGRAL CHILLER IN LIEU OF F3 GALLEY WITHOUT INTEGRAL CHILLER - SPE	[***]
2530B657N79	MP - BUFFET/GALLEY - REVISION - F3 GALLEY - SPE	[***]
2530B657N82	MP - BUFFET/GALLEY - REVISION - ALTERNATE GALLEY CART PART NUMBER - F2 GALLEY - SPE	[***]
2530C485B69	MP - GALLEY - REVISION - OVEN PART NUMBER - SPE	[***]
2530C635A24	MP - GALLEY - REVISION - CHILLER - BE AEROSPACE - SPE	[***]
2530C826R54	MP - GALLEY - REVISION - WATER BOILER - B.E. AEROSPACE - SPE	[***]
2531B657H99	PARTIAL PROVISIONS FOR NON-STANDARD A4 GALLEY - SPE	[***]
2533A798A01	CHILLERS (6800 BTUH) - THREE - GALLEY - FORWARD AND AFT - BFE/SPE - P/N 267-100	[***]
2540B657H46	1F-1L LAVATORY	[***]
2540B657H54	4F-2LC LAVATORY	[***]
2540B657H56	4F-2RC LAVATORY	[***]
2540B657H60	1A-1L LAVATORY	[***]
2540B657J34	2F-9L LAVATORY	[***]
2540B657J36	2F-9R LAVATORY	[***]

2540B657K45	MP - LAVATORIES - REVISION - ADDITONAL MIRROR IN 2F-9L AND 2F-9R LAVATORIES	[***]
2540B657L09	MP - LAVATORY REVISION - BABY CARE TABLE	[***]
2540B657P32	MP - LAVATORY EQUIPMENT - REVISION - 1A-1L LAVATORY MIRROR	[***]
2550-000040	NO PROVISIONS FOR LOADING LONG LIGHTWEIGHT ITEMS - FORWARD CARGO COMPARTMENT	[***]
2552-000135	CARGO COMPARTMENTS - PARTIAL FLOOR	[***]
2552-000223	FABRIC STA 744 ENDWALL	[***]
2552A931A07	SLOPING SIDEWALL - CARGO COMPARTMENTS - .020 THICKNESS OVERALL AND .030 THICKNESS AT CARGO DOORS - BMS 8-223	[***]
2553-000036	HARDWARE FOR STANDARD CONTAINERS IN THE AFT CARGO COMPARTMENT	[***]
2553-000042	NO SPOOL-TYPE LOADER INDEX FITTINGS - AFT CARGO COMPARTMENT	[***]
2553-000044	HARDWARE FOR CARRIAGE OF 88 X 125 AND 96 X 125 INCH PALLETS AND STANDARD CONTAINERS IN THE FORWARD CARGO COMPARTMENT	[***]
2553-000085	REMOTELY OPERATED CONTAINER ROLLOUT STOPS - AFT CARGO COMPARTMENT DOORWAY	[***]
2555-000022	STANDARD BULK CARGO AREA FLOOR	[***]
2555-000024	BULK CARGO DOOR PROTECTOR - NET	[***]
2560-000175	HALON FIRE EXTINGUISHER - FLIGHT DECK - WALTER KIDDE	[***]
2560-000200	PROTECTIVE BREATHING EQUIPMENT - FLIGHT DECK - SCOTT AVIATION - P/N 802300-14 - BFE/SPE	[***]
2560B800A79	CREW LIFE VESTS - FLIGHT DECK - AIR CRUISER - P/N D21344-101 - BFE/SPE	[***]
2561A931A10	FORWARD ESCAPE HATCH POSITION FOR ESCAPE STRAP	[***]
2562B657J43	OVERWATER EMERGENCY EQUIPMENT	[***]
2562C826P97	MP - OVERWATER SURVIVAL EQUIPMENT - REVISION - PORTABLE EMERGENCY LOCATOR TRANSMITTER (ELT) - SPE	[***]
2562C826R66	MP - OVERWATER SURVIVAL EQUIPMENT - REPLACEMENT - LIFE VEST - SPE	[***]
2564B657J49	DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT	[***]
2564B657K19	MP - DETACHABLE EMERGENCY EQUIPMENT - REVISION - PASSENGER COMPARTMENT - SPE	[***]
2564B657L23	MP - DETACHABLE EMERGENCY EQUIPMENT - REVISION - PASSENGER COMPARTMENT	[***]
2564B657M21	MP - DETACHABLE EMERGENCY EQUIPMENT - REVISION - PASSENGER COMPARTMENT	[***]
2564B657M45	MP - DETACHABLE EMERGENCY EQUIPMENT - NON-RECHARGEABLE FLASHLIGHT IN LIEU OF RECHARGEABLE FLASHLIGHT - SPE	[***]
2564B657N93	MP - DETACHABLE EMERGENCY EQUIPMENT - REVISION - PASSENGER COMPARTMENT - SPE	[***]
2564B657P30	MP - DETACHABLE EMERGENCY EQUIPMENT - REVISION - PASSENGER COMPARTMENT	[***]

2564C826A13	MP - DETACHABLE EMERGENCY EQUIPMENT - REVISION - PORTABLE OXYGEN BOTTLE RELOCATION - PASSENGER COMPARTMENT	[***]
2566A649A46	ESCAPE SLIDE - DUAL LANE - TYPE III EXIT WITH VISUAL GUIDANCE	[***]
2566C522A04	MP - ESCAPE SLIDE - DUALLANE - TYPE 111 EXIT WITH VISUAL GUIDANCE	[***]
2610-000025	KIDDE FIRE DETECTION SYSTEM - GE CF6-80C2 ENGINES AND APU	[***]
2613B657G91	LAVATORY SMOKE DETECTORS - 767	[***]
2618-000009	SINGLE LOOP DUCT LEAK DETECTION SYSTEM - 3 ZONE	[***]
2622-000004	FIRE BOTTLE COMMONALITY - CF6-80C2 ENGINES AND DUAL APU FIRE EXTINGUISHING SYSTEM	[***]
2732-000002	STALL WARNING COMPUTER SPEED TAPE ACTIVATION - DISPLAY MINIMUM MANEUVER SPEED ON TAKEOFF	[***]
2811-000021	EXTENDED RANGE (ER) FUEL TANK AND FUEL JETTISON SYSTEMS	[***]
2844-000005	FUEL MEASURING STICKS IN KILOGRAMS WITH CONVERSION TABLES IN KILOGRAMS	[***]
2911-000003	AC MOTOR-DRIVEN HYDRAULIC PUMPS - EATON (VICKERS) S270T201-7	[***]
2911-000038	ENGINE-DRIVEN HYDRAULIC PUMPS - VICKERS INC. (60B00200-12)	[***]
3042-000003	WINDSHIELD WIPERS - TWO SPEED - SINGLE SWITCH	[***]
3080-000006	MANUAL ANTI-ICING SYSTEM - NO ICE DETECTION	[***]
3120-000011	ELECTRONIC CLOCKS - WITHOUT TENTHS OF MINUTE DISPLAY - MAIN INSTRUMENT PANEL	[***]
3131-000143	ACCELEROMETER - Honeywell P/N 971-4193-001 - BFE/SPE	[***]
3131-000187	DIGITAL FLIGHT DATA RECORDER - ALLIEDSIGNAL - 256 WORDS PER SECOND MAXIMUM DATA RATE - P/N 980-4700-042 BFE/SPE	[***]
3131A715A01	DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) WITH ACMS CAPABILITY AND INTERGRATED PCMCIA MEDIA INTERFACE-TELEDYNE CONTROLS-P/N 2233000-816-1 -BFE/SPE	[***]
3132-000095	AIRBORNE DATA LOADER/RECORDER - ARINC 615 - ALLIEDSIGNAL - 964-0401-006 - BFE/SPE	[***]
3132-000117	DATA LOADER SELECTOR SWITCH MODULE - 20 POSITION 3 WAY - SFE	[***]
3132A887A01	DUAL ARINC 615 DATA LOADER/RECORDER INTERFACE TO THE THREE WAY, TWENTY POSITION SYSTEM SELECTOR SWITCH - PORTABLE DATA LOADER/RECORDER CONNECTOR INSTALLATION IN P61 RIGHT SIDE PANEL - SFE	[***]
3133-000057	FULL FORMAT PRINTER - MILTOPE - ARINC 744 - P/N 706300-212 - BFE/SPE	[***]
3133-000125	ARINC 744 PRINTER PROVISIONS IN THE FLIGHT DECK AISLESTAND	[***]
3151-000042	FIREBELL AURAL WARNING - 1 SECOND ON, 9 SECONDS OFF	[***]

3151-000046	AUTOPILOT DISCONNECT - AURAL WARNING SIREN - AURAL WARNING AND MASTER WARNING LIGHT INHIBITED WHEN AUTOPILOT DISCONNECT SWITCH IS DOUBLE PRESSED QUICKLY	[***]
3151A065A47	RESETTABLE OVERSPEED AURAL WARNING - SIREN	[***]
3161-000135	HYDRAULIC PRESSURE ON EICAS STATUS PAGES	[***]
3161-000137	APU RPM ON EICAS STATUS PAGES	[***]
3161-000139	APU OIL QUANTITY LEVEL ON EICAS	[***]
3161-000141	ADDITIONAL ENVIRONMENTAL CONTROL SYSTEM (ECS) PARAMETERS - DISPLAY ON EICAS MAINTENANCE PAGE	[***]
3161-000144	GENERATOR OFF AND ENGINE OIL PRESSURE - EICAS ADVISORY LEVEL MESSAGES	[***]
3161-000147	ECS PRECOOLER OUTLET TEMPERATURE - (PW AND GE ENGINES) - DISPLAY ON EICAS	[***]
3161-000152	BULK CARGO COMPARTMENT TEMPERATURE - DISPLAY ON EICAS	[***]
3161-000154	RAM AIR OUTLET DOOR POSITION - DISPLAY ON EICAS	[***]
3161-000189	ENGINE FUEL FLOW - FULL TIME DISPLAY - LOWER EICAS DISPLAY	[***]
3162-000016	FLIGHT MODE ANNUNCIATION AT TOP OF ADI	[***]
3162-000021	AIRSPEED TAPE - ROLLING DIGITS AND TREND VECTOR - ADI	[***]
3162-000022	FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT AXIS - ADI	[***]
3162-000026	DISPLAY OF ROUND DIAL AND DIGITAL RADIO ALTITUDE - ADI	[***]
3162-000030	RISING RUNWAY - DISPLAYED ON THE ADI	[***]
3162-000034	RADIO ALTITUDE HEIGHT ALERT DISPLAY - 2500 FEET - ADI	[***]
3162-000054	ILS DEVIATION WARNING - ADI	[***]
3162-000059	MAP MODE ORIENTATION - TRACK UP - NAVIGATION DISPLAY	[***]
3162-000066	TRUE AIRSPEED AND GROUND SPEED - NAVIGATION DISPLAY	[***]
3162-000070	WIND BEARING DIGITAL DISPLAY - NAVIGATION DISPLAY	[***]
3162-000081	ADF POINTER(S) - NAVIGATION DISPLAY	[***]
3221-000011	TORQUE ARM QUICK DISCONNECT - NOSE LANDING GEAR	[***]
3242A114B69	ANTISKID/AUTOBRAKE CONTROL UNIT (AACU) P/N 42-767-2 (S283T001-27) - INSTALLATION	[***]
3245-000230	WHEELS AND TIRES - NOSE LANDING GEAR - WHEELS - ALLIEDSIGNAL - INSTALLATION WITH SFE 24 PR, 235 MPH TIRES	[***]
3245A298A12	BRAKES - CARBON - MESSIER-BUGATTI	[***]
3245A438A27	OPERATIONAL TIRE SPEED LIMITS - 235MPH	[***]
3245A438A28	WHEELS AND TIRES - MAIN LANDING GEAR - HIGH GROSS WEIGHT WHEELS - MESSIER-BUGATTI - INSTALLATION WITH SFE 32 PR, 235 MPH TIRES.	[***]
3246-000005	BRAKE TEMPERATURE MONITORING SYSTEM	[***]

3320B657N77	MP - PASSENGER COMPARTMENT - REVISION - OUTBOARD OVERHEAD CLOSEOUT PANEL AREA LIGHT - LH/RH STA 792 - STA 813-95	[***]
3324-000117	NO-SMOKING LIGHT ON - HARD WIRE	[***]
3324B657H92	OVER AISLE EXIT SIGNS - PASSENGER CABIN	[***]
3324B657K03	MP - INFORMATION SIGNS - REPLACEMENT - STANDARD OVER AISLE EXIT SIGNS - PASSENGER CABIN	[***]
3342-000009	TAXI LIGHTS - NOSE GEAR MOUNTED - SPACE PROVISIONS	[***]
3350A704A30	EMERGENCY ESCAPE PATH LIGHTING - SEAT/MONUMENT MOUNTED	[***]
3350B657K04	MP - EMERGENCY ESCAPE PATH LIGLHTLING - REVISION - FLOOR MOUNTED INLIEU OF SEAT/MONUMENT MOUNTED - PASSENGER CABIN	[***]
3413-000027	MACH/AIRSPEED INDICATOR - TWO KNOT GRADUATIONS BELOW 250 KNOTS	[***]
3421-000042	FAA MACH/AIRSPEED LIMITS AND OVERSPEED ALERTING	[***]
3423-000006	STANDBY MAGNETIC COMPASS COMPENSATION FOR ELECTRICAL CIRCUITS (+/- 5 DEGREES)	[***]
3430-000187	ILS/GPS MULTI-MODE RECEIVER (MMR) - ROCKWELL - P/N 822-1152-002 - BFE/SPE	[***]
3433-000032	RADIO ALTIMETER (RA) - ROCKWELL INTERNATIONAL CORP - P/N 822-0334-002 - BFE/SPE	[***]
3443-000050	DUAL WEATHER RADAR CONTROL PANEL - ROCKWELL P/N 622-5130-114 - BFE/SPE	[***]
3443A065A34	DUAL WEATHER RADAR SYSTEM - WITH PREDICTIVE WINDSHEAR - ROCKWELL TRANSCEIVER P/N 622-5132-633 - BFE/SPE	[***]
3445A065A86	TCAS SYSTEM - ROCKWELL COLLINS TCAS COMPUTER P/N 822-1293-002 - TCAS CHANGE 7 COMPLIANT - BFE/SPE	[***]
3446-000045	STANDARD VOLUME FOR ALTITUDE CALLOUTS	[***]
3446-000048	ENHANCED GROUND PROXIMITY WARNING SYSTEM (EGPWS) - BANK ANGLE CALLOUT ENABLE	[***]
3446-000049	500 SMART CALLOUT INHIBITED	[***]
3446A065A49	EGPWS - PEAKS AND OBSTACLES FEATURES	[***]
3446B800D17	GROUND PROXIMITY WARNING SYSTEM - MODE 6 ALTITUDE CALLOUTS - 2500, 1000, 500, 400, 300, 200, 100, 50, 40, 30, 20, 10, MINIMUMS	[***]
3451-000022	VOR/MARKER BEACON - ROCKWELL RECEIVER P/N 822-0297-001 - BFE/SPE	[***]
3453B866A16	ATC SYSTEM - ROCKWELL COLLINS ATC TRANSPONDER P/N 822-1338-003 - ELS/EHS/ES AND TCAS CHANGE 7 COMPLIANT - GABLES CONTROL PANEL P/N G6992-12 - BFE/SPE	[***]
3455-000019	DISTANCE MEASURING EQUIPMENT (DME) - ROCKWELL INTERROGATOR P/N 822-0329-001 - BFE/SPE	[***]
3457-000219	AUTOMATIC DIRECTION FINDER (ADF) - DUAL SYSTEM - ROCKWELL ADF-900/700 SERIES - ADF RECEIVER P/N 822-0299-001 - ADF ANTENNA P/N 622-5404-003 - BFE/SPE	[***]

3457-000289	DUAL ADF CONTROL PANEL - BOEING - 285T0557-2 - WITHOUT BFO OR TONE SWITCH - SFE	[***]
3461A425A03	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - OFFPATH DESCENT CIRCLES AND DISTANCE MEASURING EQUIPMENT RANGE RINGS DISPLAYED	[***]
3461A425A04	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - SCANNING DME OPERATIONS - ENABLE	[***]
3461A425A05	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - RUNWAY DISTANCE AND OFFSET POSITION SHIFT IN UNITS OF FEET	[***]
3461A425A10	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DATABASE - CUSTOMER SUPPLIED	[***]
3461A425A12	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - TAKEOFF DATA LINK - ENABLE	[***]
3461A425A13	FMCS - AIRLINE MODIFIABLE INFORMATION (AMI) - CUSTOMER SUPPLIED	[***]
3461A425A16	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - AIR TRAFFIC SERVICES DATA LINK (ATS DL) - FANS FEATURE ACTIVATION	[***]
3461A425A17	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - AIRLINE OPERATIONAL COMMUNICATIONS DATA LINK (AOC DL) - FANS FEATURE ACTIVATION	[***]
3461A425A18	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - PRINTER INTERFACE - FANS FEATURE ACTIVATION	[***]
3511B899B48	CREW OXYGEN MASKS - AUTOMATIC PRESSURE BREATHING TYPE - CAPTAIN AND FIRST OFFICER - EROS - BFE/SPE	[***]
3511B899B49	CREW OXYGEN MASKS - AUTOMATIC PRESSURE BREATHING TYPE - FIRST OBSERVER - EROS - BFE/SPE	[***]
3511B899B50	CREW OXYGEN MASKS - AUTOMATIC PRESSURE BREATHING TYPE - SECOND OBSERVER - EROS/SCOTT AVIATION - BFE/SPE	[***]
3611-000005	HAMILTON STANDARD - INTERMEDIATE PRESSURE (IP) CHECK VALVES - GE\P&W ENGINES	[***]
3811-000022	POTABLE WATER - SERVICEABLE TO 149 GALLONS	[***]
3831-000008	WASTE TANK CAPACITY - 116 GALLONS	[***]
3832-000031	VACUUM WASTE SYSTEM - ENVIROVAC TOILET ASSEMBLIES	[***]
3910B800A77	CONTROL PANEL ARRANGEMENT - P8 AISLE STAND - FLIGHT DECK - LAN	[***]
4970-000046	APU CYCLEMETER - AFT ELECTRONIC EQUIPMENT (E/E) COMPARTMENT	[***]
4970-000047	APU HOURMETER - AFT ELECTRONIC EQUIPMENT (E/E) COMPARTMENT	[***]
5210-000024	TYPE A - III - III - A DOOR ARRANGEMENT	[***]
5300B657K48	MP - INSTALLATION OF SEAT TRACKS - BL 45.5 LEFT AND RIGHT - STA 389 TO STA 721.805	[***]
7200-000382	STANDARD FAN SPINNER - GE ENGINES	[***]
7200-000412	GE PROPULSION SYSTEM	[***]

7200A114C89	GENERAL ELECTRIC ENGINES - CF6-80C2-B6F - B6F RATING - WITH FADEC	[***]
7830-000012	MANUAL OPENING OF THRUST REVERSER ASSEMBLIES - GE CF6-80C2 ENGINES	[***]
7900-000117	LUBRICATING OIL - BP TURBO OIL 2380	[***]
8011-000006	HAMILTON STANDARD STARTERS AND STARTER VALVES - GE ENGINES	[***]
MISC	INTERIOR ALLOWANCE	[***]
MISC/FAA5	FIRE PENETRATION - BURNTHROUGH, FAR 25.865 (b)	[***]

OPTIONS: 299	[***]	[***]

ENGINE ESCALATION,
ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

LAN AIRLINES S.A

Supplemental Exhibit EE1 to Purchase Agreement Number 2126

ENGINE ESCALATION,
ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 767-316ER and BOEING MODEL 767-316F AIRCRAFT

1.            [***] ENGINE ESCALATION.

(a)           The Aircraft Basic Price of each Aircraft set forth in Table 13 of the Purchase Agreement includes an aggregate price for engines and all accessories, equipment and parts provided by General Electric Aircraft Engines (GE).  The adjustment in Engine Price applicable to each Aircraft (Engine Price Adjustment) will be determined at the time of Aircraft delivery in accordance with the following formula:

 Pe = [(Pb + F)  x ( CPI / CPIb )] - Pb

where CPIb is the engine escalation base year index of 133.190 as set forth in Table 13 of the Purchase Agreement .

(b)   The following definitions will apply herein:

 Pe =           Engine Price Adjustment

Pb =	Engine Price (per Aircraft), as set forth in Table 13 of the Purchase Agreement.

F=
 0.005 x (N/12) x Pb where N is the number of calendar months which have elapsed from the Engine Price base year and month up to and including the month of delivery, both as shown in Table 13 of the Purchase Agreement.

 CPI =        L + ICI  (rounded to the nearest hundredth)

L =
A value determined using the U.S. Department of Labor, Bureau of Labor Statistics "Employment Cost Index Wages and Salaries for Aircraft Manufacturing (BLS series ID ciu2023211000000i)”, base 100 = December 2005, calculated as a 3-month arithmetic average of the released values (expressed as a decimal and rounded to the nearest tenth) using the values for the 12th, 13th, and 14th months prior to the month of scheduled Aircraft delivery, then multiplied by sixty-five percent (65%) (rounded to the nearest thousandth).

ICI =
A value determined using the U.S. Department of Labor, Bureau of Labor Statistics "Producer Prices and Price Index - Industrial Commodities Index (BLS series ID wpu03thru15)", base 100 = Calendar year 1982, calculated as a 3 month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest hundredth) using the values for the 12th, 13th and 14th months prior to the month of scheduled Aircraft delivery, then multiplied by thirty-five percent (35%) (rounded to the nearest thousandth).

The Engine Price Adjustment will not be made if it would result in a decrease in the Engine Price.

(c)           The values of the Employment Cost Index Wages & Salaries and Producer Prices and Price Index - Industrial Commodities Index used will be those published as of a date thirty (30) days prior to the first day of the scheduled Aircraft delivery month to Customer.  As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February and March; the value released for the second quarter will be used for the months of April, May and June; the value released for the third quarter will be used for the months of July, August and September; the value released for the fourth quarter will be used for the months of October, November and December.  Such values will be considered final and no Engine Price Adjustment will be made after Aircraft delivery for any subsequent changes in published index values.  If no values have been released for an applicable month, the provisions set forth in paragraph 1(e), below, will apply.  If prior to delivery of an Aircraft, the U.S. Department of Labor, Bureau of Labor Statistics changes the base year for determination of the L or ICI values as defined above, such rebase values will be incorporated in the Engine Price Adjustment calculation.

(d)           If at the time of delivery of an Aircraft, Boeing is unable to determine the Engine Price Adjustment because the applicable values to be used to determine L and ICI have not been released by the U.S. Department of Labor, Bureau of Labor Statistics; then, in the event the Engine Price escalation provisions are made non enforceable or otherwise rendered null and void by any agency of the United States Government, GE agrees to meet jointly with Boeing and Customer (to the extent such parties may lawfully do so) to adjust equitably  the Aircraft Basic Price of any affected Aircraft to reflect an allowance for increase or decrease in labor compensation and material costs occurring since February of the base price year which is consistent with the application provisions of this Supplemental Exhibit EE1.

(e)           If prior to delivery of an Aircraft, the U.S. Department of Labor, Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the L and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), Customer, Boeing and GE will, prior to delivery of such Aircraft, select a substitute for such values from data published by the U.S. Department of Labor, Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period.  Appropriate revisions of the formula will be made as required to reflect any substitute values.  However, if within twenty-four (24) months from delivery of the Aircraft, the U.S. Department of Labor, Bureau of Labor Statistics should resume releasing values for the months needed to determine the Engine Price Adjustment, such values will be used to determine the increase or decrease in the Engine Price Adjustment determined at the time of delivery of such Aircraft.

NOTE:
The factor (CPI divided by the base year index) by which the Engine Price is to be multiplied will be expressed as a decimal and rounded to the nearest thousandth.  Any rounding of a number, as required under this Supplemental Exhibit EE1 with respect to escalation of the Engine Price, will be accomplished as follows:  if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

2.           ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.

Boeing has obtained from GE the right to extend to Customer the provisions of GE's warranty and product support plan (Warranty and Product Support Plan); subject, however, to Customer's acceptance of the conditions set forth herein and in such Warranty and Product Support Plan.  Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of GE's Warranty and Product Support Plan, and such Warranty and Product Support Plan shall apply to all CF6 turbofan engines including all Modules and Parts thereof, as these terms are defined in the Warranty and Product Support Plan, (Engines) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and GE have executed a general terms agreement (Engine GTA), then the terms of the Engine GTA shall be substituted for and supersede the below-stated provisions and such provisions shall be of no force or effect and neither Boeing nor GE shall have any obligation arising therefrom.  In consideration for Boeing's extension of the GE Warranty and Product Support Plan to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of the Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

The Warranty and Product Support Plan is set forth in Exhibit C to the applicable purchase contract between GE and Boeing.  Copies of the Warranty and Product Support Plan shall be provided to Customer by Boeing upon request.

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

LAN AIRLINES S.A

Supplemental Exhibit AE1 [***] to Purchase Agreement Number 2126

1.           [***].

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation.  The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = (P) (L + M) - P

Where:

Pa =   Airframe Price Adjustment.
P =	Airframe Price plus the price of the Optional Features (as set forth in Table 13 of this Purchase Agreement).

L =           .65 x (ECI
            ECIb)

Where:

ECIb is the base year airframe escalation index (computed as the three month arithmetic average value of 106.8 for June, July and August [***] as set forth in Table 13 of this Purchase Agreement);

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Manufacturing – Total Compensation (BLS Series ID CIU2013000000000I), calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.  As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

M =           .35 x (CPI
             CPIb )

Where:

CPIb is the base year airframe escalation index (computed as the three month arithmetic average value of 215.6 for June, July and August of 2009 as set forth in Table 13 of this Purchase Agreement); and

CPI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Consumer Price Index – All Urban Consumers (BLS Series ID CUUR0000SA0), calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of June, July, and August of the preceding year will be utilized in determining the value of ECI and CPI.

Note:	i.	In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

ii.	.65 is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

iii.	.35 is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

iv.
The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics.  The actual average values are calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the [***].  The applicable base year and corresponding denominator is provided by Boeing in Table 13 of this Purchase Agreement.

v.	The final value of Pa will be rounded to the nearest dollar.

vi.	The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2.           Values to be Utilized in the Event of Unavailability.

2.1           If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and CPI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations.  Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period.  However, if within 24 months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2           Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and CPI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3           In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4           If within twelve (12) months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics).  A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note:	i.
The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and CPI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery.  The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to Paragraph 2.4 above.

ii.
The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.

6-1162-ILK-0450

LAN Airlines S.A.
Avenida Presidente Riesco 5711
Piso 19
Las Condes
Santiago, Chile

Subject:	Special Matters Letter Applicable to the 2012 Accelerated Aircraft

Reference:
Purchase Agreement No. 2126 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Model 767-316F, Model 767-38EF and Model 767-316ER aircraft (hereinafter referred to as "Aircraft")

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

13.	Definitions.

1.11           “STE” when used specifically in relation to any credit memorandum contained in this letter agreement shall mean that the relevant credit memorandum shall be escalated to the month of delivery in the same manner as the Airframe Price in accordance with the escalation formula reflected in Supplemental Exhibit AE1 2010$ to the Purchase Agreement entitled “Escalation adjustment - airframe and optional features”.

1.12           “Limitations on Use” when used in relation to any credit memorandum contained in this letter agreement shall mean that the applicable credit memorandum may be used for the purchase of Boeing goods and services or applied to the final delivery payment for the Aircraft for which the credit was issued, but that the relevant credit memorandum shall be prohibited from use for satisfaction of any Advance Payment obligation.

1.13           “2012 Accelerated Aircraft” shall mean each or all three, as the case may be, of the three Substitute 767 Freighter Aircraft (as previously defined in Article 1 of Supplemental Agreement No. 28 to the Purchase Agreement) scheduled for delivery during the second and fourth quarters of 2013 and the first quarter of 2014, which contingent upon satisfaction of the terms of this letter agreement, are substituted to Boeing Model 767-316ER Aircraft scheduled for delivery in June, July and October of 2012, respectively.

1.14           “Initial Payment” [***].

1.15           “Table 13” shall mean the table entitled “Aircraft Information Table 767-316ER Aircraft [***]”.

14.	Export License.

Customer understands and confirms that it is Customer’s responsibility to obtain any required Export License from the relevant U.S. authority.  Without accepting any liability for any failure to do so, Boeing will use reasonable endeavors to alert Customer to any regulatory changes of which Boeing becomes aware and which require Customer to obtain such Export License.

15.	Warranty Modification.

[***]

16.	Credit Memoranda for the 2012 Accelerated Aircraft.

Subject to Customer’s adherence to the Limitations on Use, Boeing will provide the Customer with a credit memorandum concurrently with the delivery of each Aircraft, in description and amount which is identified in the credit memoranda table 4.1 for each of the 2012 Accelerated Aircraft:

Table 4.1 Credit Memoranda Table Exclusive to the 2012 Accelerated Aircraft

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

17.	[***]

18.	Assignment.

Any assignment by Customer of any benefits, entitlements, or services described in this Letter Agreement requires Boeing's prior written consent.  Further, Customer will not reveal to any third party the amount of the credit memoranda provided to Customer by Boeing without Boeing’s prior written consent and subject to such circumstances as Boeing may reasonably require.

Boeing will not unreasonably withhold consent to Customer’s request to assign, as security, rights in the Purchase Agreement if done for purposes of obtaining financing or for such other purpose consistent with fulfilling its obligations under the Purchase Agreement.  Boeing’s consent will be conditioned on all parties accepting Boeing’s customary conditions for consenting to an assignment, including, but not limited to, the following: assignor and assignee indemnification of Boeing for any actions taken by an assignee under any assignment agreement; Boeing’s right to exercise the manufacturer’s option to assume Customer’s rights under the Purchase Agreement in the event of a default under an assignment agreement; and confidentiality.  A Party that is

i.	bound by a customary confidentiality agreement;

ii.	neither an airplane manufacturer nor an airline; and

iii.	responding to a Customer request for proposals to provide financing of Aircraft pursuant to the Purchase Agreement, including pre-delivery payment financing

[***]

Boeing will consent to any reasonable request by Customer to assign the Purchase Agreement to an affiliate provided that Boeing is provided with an adequate  guarantee of performance of all obligations under this Purchase Agreement and in a form reasonably satisfactory to Boeing.

Customer understands that Boeing is not required under any circumstances to consent to an assignment that would constitute a novation.

The foregoing provisions are intended to supplement, and not to supersede, the assignment provisions of the AGTA, which address delivery date and post-delivery assignments, merger-type assignments, and other matters.

19.	16G Seat Requirement Credit Memorandum.

In the event that Customer notifies Boeing of a selection of record option 2525C826G85 (for Boeing certification of the business class, economy class and attendant seats to Federal Aviation Administration (FAA) Regulation Information Number 2120-AC84 entitled “Improved Seats in Air Carrier Transport Category Airplanes” (the 16G Requirement) in lieu of existing 9G capability) (such record option, including successor record options which supersede the identified record option, are herein referred to as the 16G Record Option), then Boeing will provide the Customer, concurrently with the delivery of each Aircraft, a credit memorandum equal to the cost of the 16G Record Option.  The parties shall document the effect of Customer’s notification that it has selected the 16G Record Option through appropriate Purchase Agreement documentation. The parties agree that Customer’s selection of the 16G Record Option is due by the dates identified below:

Scheduled Delivery Month	Due Date for Customer Notification of 16G Record Option
June 2012	1st of November of 2010
July 2012	1st of November of 2011
October 2012	1st of February of 2011

20.	[***]

21.	Confidentiality.

Boeing and Customer understand that the commercial and financial information contained in this Letter Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein.  In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Letter Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent.  In the event that a party concludes that disclosure of Confidential Information contained in this Letter Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible.  In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article.  Except as provided in the assignment provisions of Article 7 of Letter Agreement 6-1162-KSW-6423 entitled “Special Matters Applicable to the Incremental Aircraft”; Article 21 of Letter Agreement 6-1162-LAJ-0895R6 entitled “Business Considerations”; Article 8 of Letter Agreement 6-1162-ILK-0381R3 entitled “Special Matters Letter Applicable to the 2011 Accelerated Aircraft”; Article 9 of Letter Agreement 6-1162-ILK-0412 entitled “Special Matters Relating to Three Aircraft Originally Scheduled to Deliver in 2009” and Article 6 herein, Customer will not disclose this Letter Agreement for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

The Purchase Agreement shall be deemed amended to the extent herein provided and as amended shall continue in full force and effect.

Very truly yours,

THE BOEING COMPANY

By:
Irma L. Krueger

Its:	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance, agreement and approval.

ACCEPTED AND AGREED TO this  day of November of 2010.

LAN AIRLINES S.A.

By:
Mr. Roberto Alvo

Its:	Sr. Vice President Strategic Planning
& Corporate Development

By:
Mr. Alejandro de la Fuente Goic

Its:	Chief Financial Officer